                                                       Registration No. 33-44290

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                         Post-Effective Amendment No. 9


                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------

                         NATIONWIDE VLI SEPARATE ACCOUNT
                              (Exact Name of Trust)


                          ----------------------------

                        NATIONWIDE LIFE INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43215
              (Exact Name and Address of Depositor and Registrant)

                                 Dennis W. Click
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                     (Name and address of Agent for Service)


                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and Financial Statements.

[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485

[X]      on May 1, 1999 pursuant to paragraph (b) of Rule 485 [] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]      on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
If appropriate check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Flexible Premium Variable Universal Life Insurance Policies


Approximate date of proposed offering: Continuously on and after May 1, 1999


[ ]      Check box if it is proposed that this filing will become effective on
         (date) at (time) pursuant to Rule 487.


================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                                  CAPTION IN PROSPECTUS
 1.........................................................Nationwide Life Insurance Company
                                                           The Variable Account
 2.........................................................Nationwide Life Insurance Company
 3.........................................................Custodian of Assets
 4.........................................................Distribution of The Policies
 5.........................................................The Variable Account
 6.........................................................Not Applicable
 7.........................................................Not Applicable
 8.........................................................Not Applicable
 9.........................................................Legal Proceedings
10.........................................................Information About The Policies;
                                                           How The Cash Value Varies; Right
                                                           to Exchange for a Fixed Benefit
                                                           Policy; Reinstatement; Other Policy
                                                           Provisions
11.........................................................Investments of The Variable
                                                           Account
12.........................................................The Variable Account
13.........................................................Policy Charges
 ...........................................................Reinstatement
14.........................................................Underwriting and Issuance -
 ...........................................................Premium Payments;
 ...........................................................Minimum Requirements for
 ...........................................................Issuance of a Policy
15.........................................................Investments of the Variable
 ...........................................................Account; Premium Payments
16.........................................................Underwriting and Issuance -
 ...........................................................Allocation of Cash Value
17.........................................................Surrendering The Policy for Cash
18.........................................................Reinvestment
19.........................................................Not Applicable
20.........................................................Not Applicable
21.........................................................Policy Loans
22.........................................................Not Applicable
23.........................................................Not Applicable
24.........................................................Not Applicable
25.........................................................Nationwide Life Insurance Company
26.........................................................Not Applicable
27.........................................................Nationwide Life Insurance Company
28.........................................................Company Management
29.........................................................Company Management
30.........................................................Not Applicable
31.........................................................Not Applicable
32.........................................................Not Applicable
33.........................................................Not Applicable
34.........................................................Not Applicable
35.........................................................Nationwide Life Insurance Company
36.........................................................Not Applicable
37.........................................................Not Applicable
38.........................................................Distribution of The Policies

                                    2 of 111


N-8B-2 Item                                                    CAPTION IN PROSPECTUS
39.........................................................Distribution of The Policies
40.........................................................Not Applicable
41(a)......................................................Distribution of The Policies
42.........................................................Not Applicable
43.........................................................Not Applicable
44.........................................................How The Cash Value Varies
45.........................................................Not Applicable
46.........................................................How The Cash Value Varies
47.........................................................Not Applicable
48.........................................................Custodian of Assets
49.........................................................Not Applicable
50.........................................................Not Applicable
51.........................................................Summary of The Policies;
 ...........................................................Information About The Policies
52.........................................................Substitution of Securities
53.........................................................Taxation of The Company
54.........................................................Not Applicable
55.........................................................Not Applicable
56.........................................................Not Applicable
57.........................................................Not Applicable
58.........................................................Not Applicable
59.........................................................Financial Statements


                                    3 of 111

                        NATIONWIDE LIFE INSURANCE COMPANY

           Flexible Premium Variable Universal Life Insurance Policies
             Issued by Nationwide Life Insurance Company through its
                        Nationwide VLI Separate Account


                   The date of this prospectus is May 1, 1999


-------------------------------------------------------------------------------


This prospectus contains basic information you should know about the policies before investing.

Please read it and keep it for future reference

THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE AVAILABLE UNDER THE POLICIES:

VAN KAMPEN LIFE INVESTMENT TRUST:


-     Asset Allocation Portfolio (formerly "Multiple Strategy Fund")

-     Domestic Income Portfolio (formerly Domestic Strategic Income Fund)

-     Emerging Growth Portfolio

-     Enterprise Portfolio (formerly "Common Stock Fund")

-     Global Equity Portfolio

-     Government Portfolio

-     Money Market Portfolio

- Morgan Stanley Real Estate Securities Portfolio (formerly "Real Estate Securities Fund")

To obtain copies of any underlying mutual fund prospectus, please call:

                  1-800-547-7548
             TDD  1-800-238-3035

or write:

             NATIONWIDE LIFE INSURANCE COMPANY
             P.O. BOX 182150
             COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:


                      www.sec.gov




THIS POLICY IS NOT:

-     A BANK DEPOSIT;

-     ENDORSED BY A BANK OR GOVERNMENT AGENCY;

-     FEDERALLY INSURED; OR

-     AVAILABLE IN EVERY STATE.

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies. They provide flexibility with the amount and frequency of premium payments. For policies issued in New York under a group contract, references throughout this prospectus to "policy(ies)" will mean "certificate(s)" and "policy owners(s)" will mean "certificate owners(s)." A cash surrender value may be offered if the policy is terminated during the lifetime of the insured. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing of money.

Nationwide guarantees the death benefit for as long as the policy is in force. Nationwide guarantees to keep the policy in force so long as minimum premium requirements have been met.

The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS


ATTAINED AGE - The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT - An accounting unit of measure used to calculate the cash value of the variable account.

BREAK POINT PREMIUM - The level annual premium at which the sales load is reduced on a current basis.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 4%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

MATURITY DATE- The policy anniversary on or next following the insured's 95th birthday.

NATIONWIDE - Nationwide Life Insurance Company.

NET PREMIUMS- Net premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SPECIFIED AMOUNT- The dollar amount used to determine the death benefit under a policy.


VALUATION PERIOD- Each day the New York Stock Exchange is open for business.


VARIABLE ACCOUNT- Nationwide VLI Separate Account, a separate account of Nationwide Life Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS ...................................................  3

SUMMARY OF POLICY EXPENSES ..................................................  6

UNDERLYING MUTUAL FUND ANNUAL EXPENSES.........................................7

SYNOPSIS OF THE POLICIES.......................................................8

NATIONWIDE LIFE INSURANCE COMPANY..............................................8

INVESTING IN THE POLICY........................................................8
     The Variable Account and Underlying Mutual Funds
     Changes of Investment Policy
     Voting Rights
     Substitution of Securities
     Material Conflicts
     The Fixed Account

INFORMATION ABOUT THE POLICIES................................................11
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES................................................................12
     Sales Load
     Premium Expense Charge
     Surrender Charges
     Reductions to Surrender Charges
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Increase Charge
     Mortality and Expense Risk Charge
     Income Tax

SURRENDERING THE POLICY FOR CASH..............................................14
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Reduction of the Specified Amount
     Income Tax Withholding

VARIATION IN CASH VALUE......................................................16
     Error in Age or Sex

POLICY PROVISIONS.............................................................16
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY.......................................................17
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE...............................................................19

POLICY LOANS..................................................................19
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT....................................................................20

POLICY OWNER SERVICES.........................................................21
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION.....................................................21
     Calculations of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Suicide
     Maturity Proceeds

EXCHANGE RIGHTS...............................................................23

GRACE PERIOD..................................................................23
     Reinstatement

TAX MATTERS...................................................................24
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS..........................................................27

YEAR 2000 COMPLIANCE ISSUES...................................................27

STATE REGULATION..............................................................28

REPORTS TO POLICY OWNERS......................................................29

ADVERTISING...................................................................29

LEGAL PROCEEDINGS.............................................................29

EXPERTS.......................................................................30

REGISTRATION STATEMENTS.......................................................30

LEGAL OPINIONS................................................................30

DISTRIBUTION OF THE POLICIES..................................................31

ADDITIONAL INFORMATION ABOUT
     NATIONWIDE...............................................................38

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS............................46

APPENDIX B: ILLUSTRATIONS OF SURRENDER CHARGES................................48

APPENDIX C: ILLUSTRATIONS OF CASH
VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS.............................50


SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks.

Nationwide deducts a sales load and a premium expense charge for state premium taxes from premium payments.


The sales load is guaranteed never to exceed 3.5% of each premium payment. Currently, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual break point premium (see "Sales Load").


The charge for state premium tax is equal to 2.5% of premiums for all states (see "Premium Expense Charge").

Nationwide deducts a mortality and expense risk charge equal to an annual rate of 0.80% from the daily net assets of the variable account.

Nationwide deducts the following charges from the cash value of the policy:

-    monthly cost of insurance charge

-    monthly cost of any additional benefits provided by riders to the policy

-    administrative expense charge(1)

-    increase charge (applied to increases in the specified amount)(2)

-    surrender charge(3).

(1) Nationwide deducts an administrative expense charge of $12.50 per month in the first year, $5 per month in renewal years. Nationwide guarantees this charge will never exceed $25 per month in the first year and $7.50 per month in renewal years.

(2) The increase charge is comprised of an underwriting and administration component of $1.50 per year per $1,000 and a sales component of $0.54 per year per $1,000 (see "Increase Charge")

(3) For policies surrendered during the first nine policy years (see "Surrender Charges").

For more information about any policy charge, see "Policy Charges" in this prospectus.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
       (as a percentage of average net assets after expense reimbursement)


                                                        Management         Other     12b-1      Total Mutual
                                                             Fees         Expenses    Fees      Fund Expenses

     Van Kampen Life Investment Trust Asset Allocation       0.38%         0.00%      0.00%         0.38%
      Portfolio


     Van Kampen Life Investment Trust Domestic Income        0.01%         0.00%      0.00%         0.01%
      Portfolio


     Van Kampen Life Investment Trust Emerging Growth        0.18%         0.00%      0.00%         0.18%
      Portfolio


     Van Kampen Life Investment Trust Enterprise             0.44%         0.00%      0.00%         0.44%
      Portfolio


     Van Kampen Life Investment Trust Global Equity-         0.00%         0.00%      0.00%         0.00%
      Portfolio

     Van Kampen Life Investment Trust Government             0.35%         0.00%      0.00%         0.35%
      Portfolio


     Van Kampen Life Investment Trust Money Market           0.09%         0.00%      0.00%         0.09%
      Portfolio

     Van Kampen Life Investment Trust-Morgan Stanley         1.20%         0.00%      0.00%         1.20%
      Real Estate Securities Portfolio



The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.



                                                               Management   Other      12b-1         Total Mutual
                                                                  Fees       Expenses    Fees        Fund Expenses

     Van Kampen Life Investment Trust Asset Allocation           0.50%        0.00%      0.00%           0.50%
     Portfolio

     Van Kampen Life Investment Trust Domestic Income            0.48%        0.00%      0.00%           0.48%
     Portfolio

     Van Kampen Life Investment Trust Emerging Growth            0.39%        0.00%      0.00%           0.39%
     Portfolio

     Van Kampen Life Investment Trust Enterprise Portfolio       0.40%        0.00%      0.00%           0.40%

     Van Kampen Life Investment Trust Global Equity-             0.96%        0.00%      0.00%           0.96%
     Portfolio

     Van Kampen Life Investment Trust Government Portfolio       0.47%        0.00%      0.00%           0.47%

     Van Kampen Life Investment Trust Money Market Portfolio     0.41%        0.00%      0.00%           0.41%


SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE


If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to the minimum monthly premium. The initial premium is shown on the policy data page. Each premium payment must be at least equal to the minimum monthly premium.

Additional premium payments may be made at any time while the policy is in force, subject to certain restrictions (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.




POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").


NATIONWIDE LIFE INSURANCE
COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929. It is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.


GENERAL DISTRIBUTOR

The policies are distributed by the general distributor, Van Kampen Funds, Inc.


INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING
MUTUAL FUNDS

Nationwide VLI Separate Account is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on August 8, 1984, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner. Each of the underlying mutual fund options receives investment advice from Van Kampen Asset Management, Inc., which is paid fees for its services by the underlying mutual funds.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. The underlying mutual fund options are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.



Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners of any changes and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy may be converted to a substantially comparable general account life insurance policy offered by Nationwide. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the conversion. Nationwide will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the policy converted on the date of the conversion.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible before the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

     1. shares of a current underlying mutual fund option are no longer available for investment; or

     2. further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.


Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


Premiums will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the contracts at varying rate(s) set by Nationwide. The guaranteed rate for any premiums will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 4.0% per year.

Any interest in excess of 4.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 4.0% for any given year.

New premiums deposited to the contract and allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

-    the insured must be age 80 or younger;

- Nationwide may require satisfactory evidence of insurability (including a medical exam); and

-    a minimum specified amount $50,000 ($100,00 in Pennsylvania).

Premium Payments

Each premium payment must be at least equal to the minimum monthly premium. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

- Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

- During the first 3 policy years, the total premium payments, less any policy indebtedness and less any partial surrenders, less any partial surrender fee, must be greater than or equal to the minimum premium requirement in order to guarantee the policy remain in force. (The minimum premium requirement is shown on the policy data page.)

- Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

- Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

PRICING


Premiums will not be priced when the New York Strock Exchange is closed or on the following nationally recognized holidays:


-  New Year's Day                 - Independence Day
-  Martin Luther King, Jr. Day    - Labor Day
-  Presidents' Day                - Thanksgiving
-  Good Friday                    - Christmas
-  Memorial Day


Nationwide also will not price premium payments if:

     (1)  trading on the New York Stock Exchange is restricted;

     (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

     (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.

If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner would not have access to their account.

POLICY CHARGES

SALES LOAD


Nationwide deducts a sales load from each premium payment received. It is guaranteed not to exceed 3.5% of each premium payment. Currently, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the break point premium. The break point premium is located on the policy data page.


The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

PREMIUM EXPENSE CHARGE


Nationwide deducts a charge for state premium taxes when incurred, equal to 2.5% of premiums for all states. This charge reimburses Nationwide for administrative expenses on an aggregate basis including premium taxes imposed by various state and local jurisdictions.


Nationwide expects to pay an average state premium tax rate of approximately 2.50% of premiums for all states. State tax rates can range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from this charge.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first nine years. The maximum initial surrender charge varies by issue age, sex, specified amount and underwriting classification. The surrender charge is calculated based on the initial specified amount.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial specified amount for policies which are issued on a standard basis (see Appendix B for specific examples).



              INITIAL SPECIFIED AMOUNT $50,000-$99,999

                  Male       Female
       Issue      Non-        Non-        Male     Female
        Age      Tobacco     Tobacco    Standard    Standard
         25      $7.776       $7.521      $8.369      $7.818


         35      $8.817       $8.398      $9.811      $8.891


         45     $12.191      $11.396     $13.887     $12.169


         55     $15.636      $14.011     $18.415     $15.116


         65     $22.295      $19.086     $26.577     $20.641




                      INITIAL SPECIFIED AMOUNT $100,000+

               Male         Female
       Issue    Non-          Non-       Male       Female
         Age   Tobacco      Tobacco    Standard    Standard
         25       $5.776     $5.521      $6.369      $5.818


         35       $6.817     $6.398      $7.811      $6.891


         45       $9.691     $8.896     $11.387      $9.669


         55      $13.136    $11.511     $15.915     $12.616


         65      $21.295    $18.086     $25.577     $19.641


The surrender charge is comprised of two components:

-     an underwriting component; and

-     sales component.

The underwriting component varies by issue age in the following manner:

                       $1,000 OF INITIAL SPECIFIED AMOUNT

               Issue     Specified Amounts      Specified Amounts
                 Age     less than $100,000     $100,000 or more
                 0-35          $6.00                  $4.00


                36-55          $7.50                  $5.00


                56-80          $7.50                  $6.50


The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

-     processing applications;

-     conducting medical exams;

-     determining insurability and the insured's underwriting class; and

-     establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. In no event will this component exceed 26 1/2% of the lesser of the Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse Nationwide for expenses incurred in the distribution of the policies.

The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from the mortality and expense risk charge. Additional premiums and/or income earned on assets in the variable account have no effect on these charges.

REDUCTIONS TO SURRENDER CHARGES

Surrender charges are reduced in subsequent policy years as follows:




 Completed Policy     Surrender Charge as a % of
      Years           Initial Surrender Charges
        0                        100%

        1                        100%

        2                        90%

        3                        80%

        4                        70%

        5                        60%

        6                        50%

        7                        40%

        8                        30%

        9+                        0%


The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in specified amount.

For the initial specified amount, a completed policy year (in the chart above) is measured from the issue date. For any increase in specified amount, a completed policy year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
B).

MONTHLY COST OF INSURANCE

The cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value, each calculated at the beginning of the policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If Death Benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, it will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on specified amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for policies issued on specified amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

For policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for specified amounts less than $100,000 are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non medical" basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately to the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain administrative expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $12.50 per month in the first year, $5 per month in renewal years. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees this charge will never exceed $25 per month in the first year and $7.50 per month in renewal years.

INCREASE CHARGE

The increase charge is deducted from cash value when the policy owner requests an increase in the specified amount. It is used to cover the cost of underwriting the requested increase and processing and distribution expenses related to the increase.

The increase charge is comprised of two components: underwriting and administration; and sales. The underwriting and administration component is $1.50 per year per $1,000. The sales component is equal to $0.54 per year per $1000. Nationwide does not expect to realize a profit from this charge.



MORTALITY AND EXPENSE RISK CHARGE

The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.


Nationwide deducts a mortality and expense risk charge from the variable account on a daily basis. The charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th anniversary, if the cash surrender value is $25,000 or more, the mortality and expense risk charge is reduced to 0.50% on an annual basis. Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.


All charges are guaranteed. Nationwide may realize a profit from policy charges.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. Nationwide may require the policy owner's signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock

Exchanges, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, Nationwide may require additional documentation of a customary nature.

Cash Surrender Value

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a Surrender Charge.

Partial Surrenders

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

     1)   the minimum partial surrender is $500;

     2) partial surrenders may not reduce the specified amount to less than $50,000;

     3) after a partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

     4) maximum total partial surrenders in any policy year are limited to 10% of the total premium payments. Currently, this requirement is waived beginning in the 15th year if the cash surrender value is $10,000 or more after the withdrawal; and

     5) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Under Death Benefit Option 1, the specified amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value (see "Death Benefit Information"). In that case, a partial surrender will decrease the specified amount by the amount the partial surrender exceeds the difference between the death benefit and specified amount. Partial surrender amounts must be deducted first from the sub-accounts. Deductions from the fixed account are made only if there is insufficient amounts available in the sub-accounts. Nationwide reserves the right to deduct a $25 fee from the partial surrender amount.

Surrenders charges are waived for partial surrenders that satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

REDUCTION OF THE SPECIFIED AMOUNT

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced, (except in the case of a preferred partial surrender.) The reduction to the specified amount will be made in the following order:

     (1)  against the most recent increase in the specified amount;

     (2) against the next most recent increases in the specified amount in succession; and

     (3)  against the specified amount under the original application.

Nationwide reserves the right to deduct a fee from the partial surrender amount. The maximum fee is $25.00. Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     (1)  the value each year of the life insurance protection provided;

     (2)  an amount equal to any employer-paid premiums; or

     (3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation date plus any net premium applied since the previous valuation date, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in specified amount, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

ERROR IN AGE OR SEX

If the age or sex of the insured has been misstated, the death benefit and cash value will be adjusted. The cash value will be adjusted to reflect the cost of insurance charges on the correct age and sex from the policy date.


POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or actions taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured and names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy.

Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

     1.   the request must be applied for in writing;

     2.   satisfactory evidence of insurability must be provided;

     3.   the increase must be for a minimum of $10,000;

     4. the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

     5.   age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases


After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary day on or next following the date Nationwide receives the request. Any such decrease shall reduce insurance in the following order:

     1.   against insurance provided by the most recent increase;

     2.   against the next most recent increases successively; and

     3.   against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

     1.   reduce the specified amount to less than $50,000; or

     2.   disqualify the policy as a contract for life insurance.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE


Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to sub-accounts on the application will be allocated to the Van Kampen Life Investment Trust - Money Market Portfolio ("Money Market Portfolio") during the period that a policy owner can cancel the policy, unless specific states require premiums to be allocated to the fixed account. At the expiration of this cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).


The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS
DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period. Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Net Investment Factor

Net investment factor for any valuation period is determined by dividing (a) by
(b) and subtracting (c) from the result where:

 (a)   is:

          (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

          (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the "ex-dividend" date occurs during the current valuation period).

 (b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

 (c) is a factor representing the daily Mortality and Expense Risk Charge. This factor is equal to an annual rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th the Mortality and Expense Risk Charge is reduced to 0.50% on an annual basis of the daily net assets of the variable account if the cash surrender value is $25,000 or more each anniversary.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. Currently, Nationwide does not maintain a tax reserve with respect to the policies since income with respect to the underlying mutual funds is not taxable to Nationwide or the variable account. Nationwide reserves the right to adjust the calculation of the net investment factor to reflect a tax reserve should such income of other items become taxable to Nationwide. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for the Mortality and Expense Risk Charge, and any charge or credit for tax reserves.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event that part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 4%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer 100% of allocations without penalty or adjustment subject to the following conditions:

- Nationwide reserves the right to restrict transfers between the fixed account and the sub-accounts to one per policy year.

- Transfers made to the fixed account may not be made in the first policy year.

- Nationwide reserves the right to restrict transfers from the fixed account to 25% of the cash value attributable to the fixed account.

- Nationwide reserves the right to restrict transfers to the fixed account to 25% of cash value.

Transfer Requests


Nationwide will accept transfer requests in writing or over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to policy owners.


RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

-      10 days after receiving the policy;

-      45 days after signing the application; or

-      10 days after Nationwide delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. This right varies by state.

POLICY LOANS
TAKING A POLICY LOAN

The policy owner may take a policy loan at any time after the first policy year using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value of the variable account, less any surrender charges, less interest due on the next policy anniversary.

For policies issued in Texas, maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts and 100% of the cash value in the fixed account, less surrender charges and interest due on the next policy anniversary.


Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender or the maturity proceeds.


Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

Currently, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. Nationwide guarantees the rate will never be lower than 5.1%. Nationwide may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all policy loans.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested or at the time of loan repayment. It will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 years.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from certain sub-accounts and the fixed account into other sub-accounts. Policy owners may participate in this program if their policy value is at least $15,000. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the Money Market Portfolio.

The minimum monthly transfer is $100.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.



DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of two death benefit options:

OPTION 1: The death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under Option 1 the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations.

OPTION 2: The death benefit will be the greater of the specified amount plus the cash value, or the applicable percentage of cash value and will vary directly with the investment performance.

The term "applicable percentage" means:

     1. 250% when the insured is attained age 40 or less at the beginning of a policy year; and

     2. when the insured is above attained age 40, the percentage shown in the "Applicable Percentage of Cash Value Table."

                                   APPLICABLE PERCENTAGE OF CASH VALUE TABLE

           ATTAINED     PERCENTAGE OF     ATTAINED     PERCENTAGE OF     ATTAINED     PERCENTAGE OF
              AGE         CASH VALUE         AGE         CASH VALUE         AGE        CASH VALUE
             0-40            250%            60             130%            80            105%

              41             243%            61             128%            81            105%

              42             236%            62             126%            82            105%

              43             229%            63             124%            83            105%

              44             222%            64             122%            84            105%

              45             215%            65             120%            85            105%

              46             209%            66             119%            86            105%

              47             203%            67             118%            87            105%

              48             197%            68             117%            88            105%

              49             191%            69             116%            89            105%

              50             185%            70             115%            90            105%

              51             178%            71             113%            91            104%

              52             171%            72             111%            92            103%

              53             164%            73             109%            93            102%

              54             157%            74             107%            94            101%

              55             150%            75             105%            95            100%

              56             146%            76             105%

              57             142%            77             105%

              58             138%            78             105%

              59             134%            79             105%



CHANGES IN THE DEATH BENEFIT OPTION


After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary day following the date the change is approved by Nationwide.


If the change is from Option 1 to Option 2, the specified amount will be decreased by the amount of the cash value. Nationwide may require evidence of insurability for a change from Option 1 to Option 2. If the change is from Option 2 to Option 1, the specified amount will be increased by the amount of the cash value.

A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the current maximum premium limitations under
Section 7702 of the Internal Revenue Code.


PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

SUICIDE

If the insured dies by suicide, while sane or insane, within two years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 95th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

EXCHANGE RIGHTS

The policy owner may exchange the policy for a flexible premium adjustable life insurance policy offered by Nationwide on the policy date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the policy date. No evidence of insurability will be required.

The policy owner and beneficiary(ies) under the new policy will be the same as those under the exchanged policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original policy immediately prior to the exchange date. The new policy will have the same policy date and issue age as the original policy. The initial specified amount and any increases in specified amount will have the same rate class as those of the original policy. Any indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two policies. After adjustment, if any excess is owed the policy owner, Nationwide will pay the excess to the policy owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").



GRACE PERIOD

FIRST THREE POLICY YEARS

The policies will not lapse during the first three policy years provided that on each monthly anniversary day (1) is greater than or equal to (2), where:

     (1) Is the sum of all premiums paid to date minus any policy indebtedness, minus any partial surrenders, and minus any partial surrender fee; and
     (2) Is the sum of monthly minimum premiums required since the minimum premium, including the monthly minimum premium for the current monthly anniversary day.

If (1) is less than (2) and the cash surrender value is less than zero, a grace period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient premium to satisfy the minimum premium requirement. If sufficient premium is not paid by the end of the grace period, the Policy will lapse without value. In any event, the Policy will not lapse as long as there is a positive cash surrender value.

Policy Years Four and After

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient premium to cover the current policy charges due, plus an amount equal to three times the current monthly deduction.

All Policy Years

Nationwide will send a notice at the start of the grace period to the policy owner's last known address. If the insured dies during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

     1. submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

     2.   providing evidence of insurability satisfactory to Nationwide;

     3. paying an amount of premium equal to the minimum monthly premiums missed since the beginning of the grace period, if the policy terminated to the first 3 policy years;

     4. paying sufficient premium to cover all policy charges that were due and upaid during the grace period if the policy terminated in the fourth or later policy year;

     5. paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

     6. paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

     1.   the cash value at the end of the grace period; or

     2. the surrender charge for the policy year in which the policy was reinstated.

Amounts allocated to underlying mutual funds at the start of the grace period will be reinstated, unless the policy owner provides otherwise.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Internal Revenue Code states that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Internal Revenue Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Internal Revenue Code, are excludable from gross income.

It may not be to the policy owner's advantage to replace an existing insurance policy with the policy described in this prospectus, or to purchase a policy described in this prospectus if another policy is already owned.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or Nationwide pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its Maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy Indebtedness exceeds the premiums paid into the policy, the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no Taxpayer Identification Number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING
TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1999, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS


Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual Taxpayer Identification Number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no Taxpayer Identification Number, or an incorrect Taxpayer Identification Number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the Death Proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advise, and should not take the place of your independent legal, tax and/or financial advisor.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

YEAR 2000 COMPLIANCE ISSUES

Nationwide has developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999.

Like many organizations, Nationwide is required to renovate or replace many computer systems so that the systems will function properly after December 31, 1999.


Nationwide has completed an inventory and assessment of all computer systems and has implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. Nationwide has renovated all applications that required renovation. Testing of the renovated programs included running each application in a Year 2000 environment and was completed as planned during 1998. For applications being replaced, Nationwide had all replacement systems in place and functioning as planned by year-end 1998. Conversions of existing traditional life policies will continue through second quarter, 1999. In addition, the shareholder services system that support our mutual fund products will be fully deployed in the first quarter of 1999.

Nationwide has completed an inventory and assessment of all vendor products and has tested and certified that each vendor product is Year 2000 compliant. Any vendor products that could not be certified as Year 2000 compliant were replaced or eliminated in 1998.

Nationwide has also addressed issues associated with the exchange of electronic data with external organizations. Nationwide has completed an inventory and assessment of all business partners including electronic interfaces. Processes have been put in place and programs initiated to process data irrespective of the format by converting non-compliant data into a Year 2000 compliant format.

Systems supporting Nationwide's infrastructure such as telecommunications, voice and networks will be compliant by March 1999. Nationwide's assessment of Year 2000 issues has also included non-information technology systems with embedded computer chips. Nationwide's building systems such as fire, security, elevators and escalators supporting facilities in Columbus, Ohio have been tested and are Year 2000 compliant.

In addition to resolving internal Year 2000 readiness issues, Nationwide is surveying significant external organizations (business partners) to assess if they will be Year 2000 compliant and be in a position to do business in the Year 2000 and beyond. Specifically, Nationwide has contacted mutual fund organizations that provide funds for our variable annuity and life products. The same action will continue during the first quarter of 1999 with wholesale producers. Nationwide continues its efforts to identify external risk factors and is planning to develop contingency plans as part of its ongoing risk management strategy.

Operating expenses in 1998 and 1997 included approximately $44.7 million and $45.4 million, respectively, for technology projects, including costs related to Year 2000. Nationwide anticipates spending approximately $5 million on Year 2000 activities in 1999. These expenses do not have an effect on the assets of the variable account and are not charged through to policy owners.


Management does not anticipate that the completion of Year 2000 renovation and replacement activities will result in a reduction in operating expenses. Rather, personnel and resources currently allocated to Year 2000 issues will be assigned to other technology-related projects.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

Reports to Policy Owners

Nationwide will mail to the policy owner at the last known address of record:

     - an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;


     - annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and


     - statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS


Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

In February 1997, Nationwide was named as a defendant in a lawsuit filed in New York state court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Company). In April 1998, Nationwide was named as a defendant in a lawsuit filed in Ohio state court similar to the Snyder case (David and Joan Mishler v. Nationwide Life Insurance Company). In August 1998, Nationwide Mutual Insurance Company and Nationwide and the plaintiffs executed a stipulation of settlement and submitted it to the New York state court for approval. On August 20, 1998, the court in the Snyder case signed an order preliminarily approving a class for settlement purposes (which would include the Mishler case) and scheduled a fairness hearing for December 17, 1998. At the hearing, the court reviewed the fairness and reasonableness of the proposed settlement and issued a final order and judgment. The approved settlement provides for dismissal of both the Snyder and Mishler cases, bars class members from pursuing litigation against Nationwide Mutual Insurance Company and its affiliates, including Nationwide and its subsidiaries, relating to the allegations in the Snyder case, and provides class members with a potential value of approximately $100 million in policy adjustments, discounted premiums and discounted products.


In November 1997, two plaintiffs, one who was the owner of a variable life insurance policy and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs seek to represent a class of variable life insurance policy owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the district court denied, in part, and granted, in part, Nationwide and American Century's motions to dismiss the complaint. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy and breach of contract. On December 2, 1998, the district court issued an order denying plaintiffs' motion for class certification. On December 10, 1998, the district court stayed the lawsuit pending plaintiffs'petition to the federal appeals court for interlocutory review of the order denying class certification. On December 14, 1998, plaintiffs filed their petition for interlocutory review, on which the federal appeals court has not yet ruled. Nationwide intends to defend the case vigorously.

On October 29, 1998, Nationwide and certain of its subsidiaries were named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of Nationwide's customers and seeks unspecified compensatory and punitive damages. Nationwide currently is evaluating this lawsuit, which has not been certified as a class. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.


EXPERTS

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

LEGAL OPINIONS

Legal matters in connection with the policies described herein are being passed upon by Dietrich, Reynolds & Koogler, LLP One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD").
The policies will be distributed by the General Distributor, Van Kampen Funds, Inc.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by the General Distributor will not exceed 80% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 1% in policy years 11 and thereafter.

                                    OFFICERS
                             VAN KAMPEN FUNDS, INC.

NAME                                 OFFICE                                       LOCATION

Don G. Powell                        Chairman                                     Houston, TX

Philip N. Duff                       Chief Executive Officer                      Oakbrook Terrace, IL

John H. Zimmerman III                President & Chief Operating Officer          Oakbrook Terrace, IL

Douglas B. Gehrman                   Executive Vice President                     Houston, TX

Ronald A. Nyberg                     Executive Vice President, General            Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary

William R. Rybak                     Executive Vice President & Chief
                                     Financial Officer

Paul R. Wolkenberg                   Executive Vice President                     Oakbrook Terrace, IL


Laurence J. Althoff                  Sr. Vice President & Controller              Oakbrook Terrace, IL

Gary R. DeMoss                       Sr. Vice President                           Oakbrook Terrace, IL

John E. Doyle                        Sr. Vice President                           Oakbrook Terrace,
                                                                                  IL

Richard G. Golod,                    Sr. Vice President                           Annapolis, MD

Scott E. Martin                      Sr. Vice President & Deputy General          Oakbrook Terrace, IL

                                                                                  Counsel & Secretary

Mark T. McGannon                     Sr. Vice President                           Oakbrook Terrace, IL

Charles G. Millington                Sr. Vice President & Treasurer               Oakbrook Terrace, IL

Walter E. Rein                       Sr. Vice President                           Oakbrook Terrace, IL

Colette M. Saucedo                   Sr. Vice President                           Houston, TX

Frederick Shepherd                   Sr. Vice President                           Houston, TX

Steven P. Sorenson                   Sr. Vice President                           Oakbrook Terrace, IL

Michael L. Stallard                  Sr. Vice President                           Oakbrook Terrace, IL

Robert S. West                       Sr. Vice President                           Oakbrook Terrace, IL

Edward G. Wood, III                  Sr. Vice President & Chief Operating         Oakbrook Terrace. IL
                                     Officer

Glenn M. Cackovic                    1st Vice President                           Laguna Niguel, CA

Eric J. Hargens                      1st Vice President                           Orlando, FL

David S. Hogaboom                    1st Vice President                           Oakbrook Terrace, IL

Dominic C. Martellaro                1st Vice President                           Danville, CA

Carl Mayfield                        1st Vice President                           Lakewood, CO

Mark R. McClure                      1st Vice President                           Oakbrook Terrace, IL

James J. Ryan                        1st Vice President                           Oakbrook Terrace, IL

George J. Vogel                      1st Vice President                           Oakbrook Terrace, IL

Patrick J. Woelfel                   1st Vice President                           Oakbrook Terrace, IL


NAME                                 OFFICE                                       LOCATION
James K. Ambrosio                    Vice President                               Massapequa, NY

Brian P. Arcara                      Vice President                               Buffalo, NY

Sheldon Barker                       Vice President                               Moon, PA

Patricia A. Bettlach                 Vice President                               Chesterfield, MO

Carol S. Biegel                      Vice President                               Oakbrook Terrace, IL

Christopher M. Bisaillon             Vice President                               Oakbrook Terrace, IL

Michael P. Boos                      Vice President                               Oakbrook Terrace, IL

James J. Boyne                       Vice President, Associate General Counsel    Oakbrook Terrace, IL
                                     & Assistant Secretary

Robert C. Brooks                     Vice President                               Oakbrook Terrace, IL

William F. Burke, Jr.                Vice President                               Mendham, NJ

Loren Burket                         Vice President                               Plymouth, MN

Christine Cleary Byrum               Vice President                               Tampa, FL

Joseph N. Caggiano                   Vice President                               New York, NY

Daniel R. Chambers                   Vice President                               Austin, TX

Richard J. Charlino                  Vice President                               Oakbrook Terrace, IL

Deanne Margaret Chiaro               Vice President                               Oakbrook Terrace, IL

Scott A. Chriske                     Vice President                               Plano, TX

German Clavijo                       Vice President                               Atlanta, GA

Eleanor M. Cloud                     Vice President                               Oakbrook Terrace, IL

Dominick Cogliandro                  Vice President & Asst. Treasurer             New York, NY

Michael Colston                      Vice President                               Louisville, KY

Suzanne Cummings                     Vice President                               Oakbrook Terrace, IL

Nicholas Dalmaso                     Vice President, Associate General Counsel    Oakbrook Terrace, IL
                                     & Asst. Secretary

Daniel R. DeJong                     Vice President                               Oakbrook Terrace, IL

Tracey M. DeLusant                   Vice President                               New York, NY

Michael E. Eccleston                 Vice President                               Oakbrook Terrace, IL

Jonathan Eckard                      Vice President                               Tampa, FL

Huey P. Falgout, Jr.                 Vice President, Assistant Secretary,  Sr.    Houston, TX
                                     Attorney

Charles Edward Fisher                Vice President                               Naperville, IL

William J. Fow                       Vice President                               Redding, CT

Nicholas J. Foxhoven                 Vice President                               Englewood, CO

Charles Friday                       Vice President                               Gibsonia, PA

Richard G. Golod                     Vice President                               Annapolis, MD

Timothy D. Griffith                  Vice President                               Kirkland, WA

Dalton L. Gustafson                  Vice President                               Bolton, Ma

NAME                                 OFFICE                                       LOCATION
Kyle D. Haas                         Vice President                               Oakbrook Terrace, IL

Daniel Hamilton                      Vice President                               Austin, TX

John A. Hanhauser                    Vice President                               Philadelphia, PA

John G. Hansen                       Vice President                               Oakbrook Terrace, IL

Calvin B. Hays                       Vice President                               Richmond, VA

Joseph Hays                          Vice President                               Cherry Hill, NJ

Daniel M. Hazard                     Vice President                               Huntington Beach, CA

Gregory Heffington                   Vice President                               Ft. Collins, CO

Susan J. Hill                        Vice President                               Oakbrook Terrace, IL

Thomas R. Hindelang                  Vice President                               Gilbert, AZ

Bryn M. Hoggard                      Vice President                               Houston, TX

Michael B. Hughes                    Vice President                               Oakbrook Terrace, IL

Robert S. Hunt                       Vice President                               Phoenix, MD

Lowell Jackson                       Vice President                               Norcross, GA

Kevin G. Jajuga                      Vice President                               Baltimore, MD

Steven T. Johnson                    Vice President                               Oakbrook Terrace, IL

Jeffrey S. Kinney                    Vice President                               Overland Park, KS

Dana R. Klein                        Vice President                               Oakbrook Terrace, IL

Frederick Kohly                      Vice President                               Miami, FL

David R. Kowalski                    Vice President & Director of Compliance      Oakbrook Terrace, IL

Richard D. Kozlowski                 Vice President                               Atlanta, GA

Bradford N. Langs                    Vice President                               Oakbrook Terrace, IL

Patricia D. Lathrop                  Vice President                               Tampa, FL

Brian Laux                           Vice President                               Staten Island, NY

Tony E. Leal                         Vice President                               Daphne, AL

S. William Lehew III                 Vice President                               Charlotte, NC

Eric Levinson                        Vice President                               San Francisco, CA

Jonathan Linstra                     Vice President                               Oakbrook Terrace, IL

Richard M. Lundgren                  Vice President                               Oakbrook Terrace, IL

Walter Lynn                          Vice President                               Flower Mound, TX

Linda S. MacAyeal                    Vice President                               Oakbrook Terrace, IL

Kevin S. Marsh                       Vice President                               Bellevue, WA

Brooks D. McCartney                  Vice President                               Puyallup, WA

Anne Therese McGrath                 Vice President                               Los Gatos, CA

Maura A. McGrath                     Vice President                               New York, NY

John Mills                           Vice President                               Kenner, LA

Ted Morrow                           Vice President                               Dallas, TX

NAME                                 OFFICE                                       LOCATION
Robert Muller, Jr.                   Vice President                               Cypress, TX

Peter Nicholas                       Vice President                               Beverly, MA

Michael D. Ossmen                    Vice President                               Oakbrook Terrace, IL

Todd W. Page                         Vice President                               Oakbrook Terrace, IL

Gregory S. Parker                    Vice President                               Houston, TX

Christopher Petrungaro               Vice President                               Oakbrook Terrace, IL

Anthony Piazza                       Vice President                               Old Bridge, NJ

Ronald E. Pratt                      Vice President                               Marietta, GA

Craig S. Prichard                    Vice President                               Fairlawn, OH

Daniel D. Reams                      Vice President                               Royal Oak, MI

Michael W. Rohr                      Vice President                               Oakbrook Terrace. IL

Jeffrey L. Rose                      Vice President                               Houston, TX

Suzette N. Rothberg                  Vice President                               Plymouth, MN

Jeffrey Rourke                       Vice President                               Oakbrook Terrace, IL

Thomas Rowley                        Vice President                               St. Louis, MO

Heather R. Sabo                      Vice President                               Richmond, VA

Stephanie Scarlata                   Vice President                               Bedford Corners, NY

Andrew J. Scherer                    Vice President                               Oakbrook Terrace, IL

Ronald J. Schuster                   Vice President                               Tampa, FL

Gwen L. Shaneyfalt                   Vice President                               Oakbrook Terrace, IL

Jeffrey C. Shirk                     Vice President                               Swampscott, MA

Traci T. Sorenson                    Vice President                               Oakbrook Terrace, IL

Kimberly M. Spangler                 Vice President                               Fairfax, VA

Darren D. Stabler                    Vice President                               Phoenix, AZ

Christopher J. Staniforth            Vice President                               Leawood, KS

Gary R. Steele                       Vice President                               Philadelphia, PA

Richard Stefanec                     Vice President                               Los Angles, CA

James D. Stevens                     Vice President                               North Andover, MA

James M. Stilwell                    Vice President                               San Diego, CA

William C. Strafford                 Vice President                               Granger, IN

Mark A. Syswerda                     Vice President                               Oakbrook Terrace, IL

David A. Tabone                      Vice President                               Scottsdale, AZ

James C. Taylor                      Vice President                               Naperville, IL

John F. Tierney                      Vice President                               Oakbrook Terrace, IL

Curtis L. Ulvestad                   Vice President                               Red Wing, MN

Todd A. Volkman                      Vice President                               Austin, TX

Daniel B. Waldron                    Vice President                               Oakbrook Terrace, IL

NAME                                 OFFICE                                       LOCATION
Jeff Warland                         Vice President                               Oakbrook Terrace, IL

Robert A. Watson                     Vice President                               Oakbrook Terrace. IL

Weston B. Wetherell                  Vice President, Assoc. General Counsel &     Oakbrook Terrace, IL
                                     Asst. Secretary

Harold Whitworth, III                Vice President                               Oakbrook Terrace, IL

Kirk Wiggins                         Vice President                               Arlington, TX

Thomas M. Wilson                     Vice President                               Oakbrook Terrace, IL

Barbara A. Withers                   Vice President                               Oakbrook Terrace, IL

David M. Wynn                        Vice President                               Phoenix, AZ

James R. Yount                       Vice President                               Mercer Island, WA

Patrick M. Zacchea                   Vice President                               Oakbrook Terrace, IL

Scott F. Becker                      Asst. Vice President                         Oakbrook Terrace, IL

Brian E. Binder                      Asst. Vice President                         Oakbrook Terrace, IL

Joan E. Blackwood                    Asst. Vice President                         Oakbrook Terrace, IL

Billie J. Bronaugh                   Asst. Vice President                         Houston, TX

Gregory T. Brunk                     Asst. Vice President                         Oakbrook Terrace, IL

Gina Costello                        Asst. Vice President                         Oakbrook Terrace, IL

Sarah K. Geiser                      Asst. Vice President                         Oakbrook Terrace, IL

Walter C. Gray                       Asst. Vice President                         Oakbrook Terrace, IL

Valri G. Hamilton                    Asst. Vice President                         Houston, TX

Laurie L. Jones                      Asst. Vice President                         Houston, TX

Robin R. Jordan                      Asst. Vice President                         Oakbrook Terrace, IL

Ivan R. Lowe                         Asst. Vice President                         Houston, TX

Pamela D. Meyer                      Asst. Vice President                         Phoenix, AZ

Susan M. Mini                        Asst. Vice President                         Oakbrook Terrace, IL

Brian K. Mitchell                    Asst. Vice President                         Oakbrook Terrace, IL

Stuart R. Moehlman                   Asst. Vice President                         Houston, TX

Steven R. Norvid                     Asst. Vice President                         Oakbrook Terrace, IL

Vincent M. Pellegrini                Asst. Vice President                         Oakbrook Terrace, IL

Christine K. Putong                  Asst. Vice President & Asst. Secretary       Oakbrook Terrace, IL

David P. Robbins                     Asst. Vice President                         Oakbrook Terrace, IL

Regina Rosen                         Asst. Vice President                         Oakbrook Terrace, IL

Pamela S. Salley                     Asst. Vice President                         Houston, TX

Vanessa M. Sanchez                   Asst. Vice President                         Oakbrook Terrace, IL

Thomas J. Sauerborn                  Asst. Vice President                         New York, NY

Bruce Saxon                          Asst. Vice President                         Oakbrook Terrace, IL

David T. Saylor                      Asst. Vice President                         Oakbrook Terrace, IL

NAME                                 OFFICE                                       LOCATION
Christina L. Schmieder               Asst. Vice President                         Oakbrook Terrace, IL

Lauren B. Sinai                      Asst. Vice President                         Oakbrook Terrace, IL

Kristen L. Transier                  Asst. Vice President                         Houston, TX

David H. Villarreal                  Asst. Vice President                         Oakbrook Terrace, IL

Sharon M. C. Wells                   Asst. Vice President                         Oakbrook Terrace, IL

Cathy Napoli                         Assistant Secretary                          Oakbrook Terrace, IL

Elizabeth M. Brown                   Officer                                      Houston, TX

John Browning                        Officer                                      Oakbrook Terrace, IL

Leticia George                       Officer                                      Houston, TX

Sarah Kessler                        Officer                                      Oakbrook Terrace, IL

William D. McLaughlin                Officer                                      Houston, TX

Rebecca Newman                       Officer                                      Houston, TX

Larry Vickrey                        Officer                                      Houston, TX

John Yovanovic                       Officer                                      Houston, TX


DIRECTORS
VAN KAMPEN FUNDS, INC.


NAME/OFFICE                                            LOCATION
Don G. Powell, Chaiman                                 2800 Post Oak Blvd.
                                                       Houston, TX 77056

Philip N. Duff, chief Executive Officer                One Parkview Plaza
                                                       Oakbrook Terrace, IL 60181

William R. Rybak, Executive Vice President & Chief     One Parkview Plaza
Financial Officer                                      Oakbrook Terrace, IL 60181

John H. Zimmerman III, President & Chief Operating     One Parkview Plaza
Officer                                                Oakbrook Terrace, IL 60181

Ronald A. Nyberg,                                      One Parkview Plaza
Executive Vice President,                              Oakbrook Terrace, IL 60181
General Counsel & Secretary

ADDITIONAL INFORMATION ABOUT
NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:


-     Nationwide Variable Account,

-     Nationwide Variable Account-II,

-     Nationwide Variable Account-3,

-     Nationwide Variable Account-4,

-     Nationwide Variable Account-5,

-     Nationwide Variable Account-6,

-     Nationwide Fidelity Advisor Variable Account,

-     Nationwide Variable Account-9,


-     Nationwide Variable Account-10,

-     MFS Variable Account,

-     Nationwide Multi-Flex Variable Account,

-     Nationwide VLI Separate Account,

-     Nationwide VLI Separate Account-2,

-     Nationwide VLI Separate Account-3,

-     Nationwide VLI Separate Account-4,

-     Nationwide VLI Separate Account-5,

-     NACo Variable Account, and the

-     Nationwide DC Variable Account.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies. As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide Insurance Enterprise. Messrs. McFerson, Gasper, Woodward, and Ms.

Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, a registered broker-dealer affiliated with the Nationwide Insurance Enterprise.

  DIRECTORS OF NATIONWIDE

  DIRECTORS OF THE DEPOSITOR NAME AND     POSITIONS AND OFFICES WITH
       PRINCIPAL BUSINESS ADDRESS                  DEPOSITOR                     PRINCIPAL OCCUPATION
Lewis J. Alphin                                    Director            Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365


A. I. Bell                                         Director            Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701


Kenneth D. Davis                                   Director            Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, OH 45135



Keith W. Eckel                                     Director            Partner, Fred W. Eckel Sons; President, Eckel
1647 Falls Road                                                        Farms, Inc. (1)
Clarks Summit, PA 18411


Willard J. Engel                                   Director            Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                               Oil Company (1)
Marshall, MN 44691


Fred C. Finney                                     Director            Owner and Operator, Moreland Fruit Farm;
1558 West Moreland Road                                                Operator, Melrose Orchard (1)
Wooster, OH 44691


Joseph J. Gasper                          President and Chief          President and Chief Operating Officer, Nationwide
One Nationwide Plaza                      Operating Officer and        Life Insurance Company and Nationwide Life
Columbus, OH 43215                        Director                     Insurance Company (2)


Dimon R. McFerson                         Chairman and Chief           Chairman and Chief Executive Officer- (2)
One Nationwide Plaza                      Executive Officer and
Columbus, OH 43215                        Director


David O. Miller                           Chairman of the Board and    President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                         Director                     Enterprises (1)
Hebron, OH 43025


Yvonne L. Montgomery                               Director            Senior Vice President-General Manager Southern
Suite 1600                                                             Customer Operations for U.S. Customer Operations,
2859 Paces Ferry Road                                                  Xerox Corporation (2)
Atlanta, GA 30339



Ralph M. Paige                                     Director            Executive Director
2769 Church Street                                                     Federation of Southern Cooperatives/Land
East Point, GA 30344                                                   Assistance Fund



James F. Patterson                                 Director            Vice President, Pattersons, Inc.; President,
8765 Mulberry Road                                                     Patterson Farms, Inc. (1)
Chesterland, OH 44026


Arden L. Shisler                                   Director            President  and  Chief   Executive   Officer,   K&B
1356 North Wenger Road                                                 Transport, Inc. (1)
Dalton, OH 44618


Robert L. Stewart                                  Director            Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986



Nancy C. Thomas                                    Director            Farm Owner and Operator, Da-Ma-Lor Farms (1)
1733A Westwood Avenue
Alliance, OH 44601


    (1) Principal occupation for last 5 years.
    (2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of Nationwide and Nationwide Life and Annuity

Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs. McFerson, Miller, Patterson and Shisler are directors of Nationwide Financial Services, Inc. Mr. McFerson and Ms. Thomas are trustees of Nationwide Mutual Funds, a registered investment company. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Nationwide Mutual Funds,a registered investment company. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF NATIONWIDE

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR
Dennis W. Click                                   Vice President - Secretary
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215


James E. Brock                                    Senior Vice President - Corporate Development
One Nationwide Plaza
Columbus, OH 43215

John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215
                                                  Senior Vice President and Chief Actuary - Nationwide Financial
Phillip C. Gath                                   Services
One Nationwide Plaza
Columbus, OH 43215

                                                  Senior Vice President - Chief Information Technology Officer
Richard D. Headley
One Nationwide Plaza
Columbus, OH 43215

                                                  Senior Vice President - Human Resources
Donna A. James
One Nationwide Plaza
Columbus, OH 43215


Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215


                                                  Senior Vice President - Marketing and Product Management
Doublas C. Robinette
One Nationwide Plaza
Columbus, OH 43215



Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR

                                                  Vice President - Technology Strategy and Planning

Bruce C. Barnes
One Nationwide Plaza
Columbus, OH 43215


                                                  Vice President - Enterprise Controller of Nationwide Financial
David A. Diamond                                  Services
One Nationwide Plaza
Columbus, OH 43215


Matthew S. Easley                                 Vice President - Investment Life Actuarial
                                                                   -------------------------
One Nationwide Plaza
Columbus, OH 43215


R. Dennis Noice                                   Vice President Systems - Nationwide Financial Services
One Nationwide Plaza
Columbus, OH 43215


Joseph P. Rath                                    Vice President-Office of Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215


Mark R. Thresher                                   Vice President - Finance and Treasurer
One Nationwide Plaza
Columbus, OH 43215





JOSEPH J. GASPER Mr. Gasper has been President and Chief Operating Officer of Nationwide and Director since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 32 years.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis has been Chairman of the Board of South Central Power Company since August 1979, and currently oversees the Davis family farm located in Leesburg, Ohio. Mr. Davis served as Director of the Farm Bureau Bancorp from October 1998 to March 1998. In addition, Mr. Davis has served in various officer positions with the Ohio Farm Bureau Federation since December 1989, with his most recent position as Trustee and President, a position he held from March 1998 to March 1999. Mr. Davis also held officer positions with the Highland County Farm Bureau from June 1997 to September 1997, including Trustee and President from September 1984 to September 1997.


Keith W. Eckel has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc., in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. Mr. Eckel has served as a board member and executive committee member of the American Farm Bureau. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations, and former board member of the Pennsylvania Vegetable Grower's Association.


DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been a farm owner and land developer since 1962. He is the President of the Owen Potato Farm Inc. and is a partner of M&M Enterprises in Licking County, Ohio. He is Chairman of the Board of the Wausau Insurance Companies and serves on the board of directors of several companies. He is also a director of the National Cooperative Business Association.

YVONNE L. MONTGOMERY has been a Director since April, 1998. Ms. Montgomery is senior vice president/general manager of southern customer operations for United States Customer Operations for Xerox Corporation. A resident of Atlanta, Georgia, Ms. Montgomery oversees eight customer business units across the southern United States as well as all business and marketing functions in the regions. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including Vice President - Field Operations, and Executive Assistant to the Chairman and CEO.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with the Nationwide Insurance Enterprise for 23 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 34 years.

JAMES E. BROCK has been Senior Vice President - Corporate Development since July 1997. Previously, he was Senior Vice President - Company Operations from December 1996 to July 1997 and was also Senior Vice President - Life Company Operation from April 1996 to July 1997. Mr. Brock was Senior Vice President - Investment Products Operations from November 1990 to April 1996. Prior to that time, Mr. Brock held several positions within Nationwide. Mr. Brock has been with Nationwide for 29 years.

JOHN R. COOK, Jr. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial Services since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 30 years.

RICHARD D. HEADLEY has been Senior Vice President - Chief Information Technology

Officer since October 1997. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation.

DONNA A. JAMES has been Senior Vice President - Human Resources since December 1997. Previously, she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time Ms. James was Vice President - Assistant to the CEO from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President - Assistant to the CEO. Prior to that time Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 17 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with the Nationwide for 34 years.

DOUGLAS C. ROBINETTE has been Senior Vice President - Marketing and Product Management since May 1998. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide Group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide Group. Mr. Robinette has been with the Nationwide Group for 12 years.

SUSAN A. WOLKEN has been Senior Vice President - Life Company Operations since June 1997. Previously, she was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 24 years.

BRUCE C. BARNES has been Vice President - Technology Strategy and Planning since May 1998. Previously, Mr. Barnes was Vice President - Information Systems from February 1997 to May 1998. Mr. Barnes was Vice President - Life Systems from May 1996 to May 1998. Previously, he was Vice President - Investment Product Systems from April 1995 to May 1996. Prior to that time, Mr. Barnes was Vice President - Individual Investment Products/Common Systems from May 1994 to April 1995 and Associate Vice President - Individual Investment Products/Common Systems from May 1992 to May 1994. Mr. Barnes was Vice President - Information Services of PHP Benefits Systems, Inc. from January 1987 to January 1992. Mr. Barnes has been with Nationwide for 7 years.

DENNIS W. CLICK has been Vice President - Secretary since December 1997. Previously, he was Vice President - Assistant Secretary from December 1996 to December 1997. Mr. Click was Vice President - Assistant Secretary from August 1994 to December 1997. Mr. Click was Associate Vice President and Assistant Secretary from August 1989 to August 1994. Prior to that time, he held several positions within Nationwide. Mr. Click has been with Nationwide for 38 years.

DAVID A. DIAMOND has been Vice President - Enterprise Controller since August 1996. Previously, he was Vice President - Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 10 years.

MATTHEW S. EASLEY has been Vice President - Investment Life Actuarial since June 1998. Mr. Easley was Vice President - Marketing and Administrative Services from December 1996 to June 1998. Mr. Easley was Vice President - Life Marketing and Administrative Services from May 1996 to June 1998. Mr. Easley was Vice President - Annuity and Pension Actuarial from August 1989 to May 1996. Prior to that time, Mr. Easley held several positions within Nationwide. Mr. Easley has been with Nationwide for 16 years.

R. DENNIS NOICE has been Vice President - Systems since April 1998. Previously, he was Vice President - Retail Operations from March 1997 to April 1998. Prior to that time, Mr. Noice was Vice President - Individual Investment Products from October 1989 to March 1997. Prior to that time, Mr. Noice held several positions within Nationwide. Mr. Noice has been with Nationwide for 27 years.

JOSEPH P. RATH has been Vice President - Product and Market Compliance for the Nationwide Insurance Enterprise since April 1997. Previously, he was Vice President - Associate General Counsel from October 1988 to April 1997. Prior to that time, Mr. Rath held several positions within Nationwide. Mr. Rath has been with Nationwide for 22 years.

MARK R. THRESHER has been Vice President - Controller of Nationwide since August 1996. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to August 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP since July 1988.

APPENDIX A:  OBJECTIVES FOR UNDERLYING MUTUAL FUNDS


VAN KAMPEN LIFE INVESTMENT TRUST
The Van Kampen Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares of the Trust are offered in separate Portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen Asset Management, Inc. serves as the Portfolio's investment adviser.


   -       ASSET ALLOCATION PORTFOLIO
   The investment objective of this Portfolio is to seek a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, intermediate and long-term debt and money market securities. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. The Advisor may vary the composition of the Portfolio from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security.

   -        Domestic Income Portfolio
   The investment objective of this Portfolio is to seek current income as its primary objective. Capital appreciation is a secondary objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. Lower rated securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   -        Emerging Growth Portfolio
   The investment objective of this Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Advisor to be emerging growth companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations.

   -        Enterprise Portfolio
   The investment objective of this Portfolio is to seek capital appreciation by investing securities believed by the Advisor to have above average appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

   -        Global Equity Portfolio
   The investment objective of this Portfolio is to seek long term capital growth through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Portfolio's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities.

    -        Government Portfolio
   The investment objective of this Portfolio is to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Portfolio may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

   -     MONEY MARKET PORTFOLIO
   The investment objective of this Portfolio is to seek a high level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

   -     MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
   The investment objective of this Portfolio is to seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Portfolio will achieve its investment objective.

APPENDIX B:  ILLUSTRATION OF SURRENDER CHARGES



Example 1: A female non-tobacco, age 45, purchases a policy with a specified amount of $50,000 and a scheduled premium of $750. She now wishes to surrender the policy during the first policy year. By using the "Initial surrender charge" table reproduced below, (also see "Surrender Charges") the total Surrender Charge per thousand, multiplied by the specified amount expressed in thousands, equals the total surrender charge of $569.80 ($11.396 x 50=569.80).


Example 2: A male non-tobacco, age 35, purchases a policy with a specified amount of $100,000 and a scheduled premium of $1100. He now wants to surrender the policy in the sixth policy year. The total initial surrender charge is calculated using the method illustrated above. (Surrender Charge per 1000 6.817 x 100=681.70 maximum initial surrender charge). Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02 which is the amount Nationwide deducts as a total surrender charge.


Maximum surrender charge per $1,000 of initial specified amount for policies which are issued on a standard basis.


                                     Initial Specified Amount $50,000-$99,999

        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
         25                  $7.776               $7.521               $8.369               $7.818

         35                   8.817                8.398                9.811                8.891

         45                  12.191               11.396               13.887               12.169

         55                  15.636               14.011               18.415               15.116

         65                  22.295               19.086               26.577               20.641




                                       Initial Specified Amount $100,000+

        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
         25                  $5.776               $5.521               $6.369               $5.818

         35                   6.817                6.398                7.811                6.891

         45                   9.691                8.896               11.387                9.669

         55                  13.136               11.511               15.915               12.616

         65                  21.295               18.086               25.577               19.641


                                       Reductions to Surrender Charges
                          SURRENDER CHARGE                               SURRENDER CHARGE
      COMPLETED           AS A % OF INITIAL          COMPLETED           AS A % OF INITIAL
    POLICY YEARS          SURRENDER CHARGES         POLICY YEARS         SURRENDER CHARGES
          0                       100%                   5                        60%

          1                       100%                   6                        50%

          2                        90%                   7                        40%

          3                        80%                   8                        30%

          4                        70%                    9+                       0%

The current surrender charges are the same for all states. However, in Pennsylvania, the guaranteed maximum surrender charges are spread out over 14 years.

The guaranteed maximum surrender charges in subsequent years in Pennsylvania are reduced in the following manner:




   Completed      Surrender Charge      Completed       Surrender Charge      Completed       Surrender Charge
    Policy        as a % of Initial       Policy       as a % of Initial        Policy       as a % of Initial
     Years        Surrender Charges       Years        Surrender Charges        Years        Surrender Charges
       0                   100%             5                 60%                 10                   20%

       1                   100%             6                 50%                 11                   15%

       2                    90%             7                 40%                 12                   10%

       3                    80%             8                 30%                 13                    5%

       4                    70%             9                 25%                  14+                  0%


The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact Nationwide for an illustration.

Nationwide has no plans to change the current surrender charges.

APPENDIX C:  ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
AND DEATH BENEFITS


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The Mortality and Expense Risk Charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the variable account. On each policy anniversary beginning with the 10th, the Mortality and Expense Risk Charge is reduced to 0.50% on an annual basis of the daily net assets of the variable account, provided the cash surrender value is $25,000 or more on such anniversary. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses ,after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of March 13, 1999. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 0.61%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%. On each policy anniversary beginning with the 10th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.60%, and 10.60%, provided the cash surrender value is $25,000 or more on such anniversary. This is due to a guaranteed reduction in the Mortality and Expense Risk Charge from an annual effective rate of 0.80% to an annual effective rate of 0.50% if the aforementioned conditions apply.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment. Current values reflect a deduction of 3.5% of each premium payment up to break point premium and 1.5% of any excess. Guaranteed values reflect a deduction of 3.5% of each premium payment. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The cash surrender values shown in the illustrations reflect the fact that Nationwide will deduct a Surrender Charge from the cash value for any policy surrendered in full during the first nine years.

In addition, the illustrations reflect the fact that Nationwide deducts an Administrative Charge at the beginning of each policy month. This monthly administrative expense charge is $12.50 per month in the first year, $5 per month in renewal years. The illustrations assume a monthly administrative expense charge of $25 per month in the first year and $7.50 per month in renewal years. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, sex, smoking classification, rating classification and premium payment requested.

                                                                    DEATH BENEFIT OPTION 1
                                                         $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                        CURRENT VALUES

                       0% Hypothetical                         6% Hypothetical                  12% Hypothetical
                      Gross Investment Return               Gross Investment Return             Gross Investment Return
             Premiums
            Paid Plus                  Cash                              Cash                                   Cash
  Policy     Interest       Cash       Surr       Death        Cash      Surr        Death         Cash         Surr         Death
    Year      at 5%        Value      Value      Benefit      Value      Value      Benefit        Value        Value       Benefit
       1         788         390          0       50,000        422          0        50,000          454            0       50,000
       2       1,614         853        280       50,000        944        371        50,000        1,039          466       50,000
       3       2,483       1,299        783       50,000      1,479        962        50,000        1,674        1,158       50,000
       4       3,394       1,722      1,263       50,000      2,021      1,562        50,000        2,359        1,900       50,000
       5       4,351       2,123      1,721       50,000      2,571      2,170        50,000        3,098        2,696       50,000
       6       5,357       2,502      2,158       50,000      3,131      2,786        50,000        3,899        3,555       50,000
       7       6,412       2,866      2,579       50,000      3,705      3,418        50,000        4,774        4,487       50,000
       8       7,520       3,208      2,979       50,000      4,290      4,061        50,000        5,727        5,497       50,000
       9       8,683       3,531      3,359       50,000      4,887      4,715        50,000        6,765        6,593       50,000
      10       9,905       3,833      3,833       50,000      5,496      5,496        50,000        7,900        7,900       50,000
      11      11,188       4,109      4,109       50,000      6,114      6,114        50,000        9,137        9,137       50,000
      12      12,535       4,361      4,361       50,000      6,739      6,739        50,000       10,488       10,488       50,000
      13      13,949       4,582      4,582       50,000      7,370      7,370        50,000       11,963       11,963       50,000
      14      15,434       4,769      4,769       50,000      8,002      8,002        50,000       13,573       13,573       50,000
      15      16,993       4,914      4,914       50,000      8,628      8,628        50,000       15,329       15,329       50,000
      16      18,630       5,018      5,018       50,000      9,249      9,249        50,000       17,251       17,251       50,000
      17      20,349       5,072      5,072       50,000      9,858      9,858        50,000       19,354       19,354       50,000
      18      22,154       5,068      5,068       50,000     10,448     10,448        50,000       21,658       21,658       50,000
      19      24,049       5,005      5,005       50,000     11,018     11,018        50,000       24,192       24,192       50,000
      20      26,039       4,875      4,875       50,000     11,560     11,560        50,000       26,985       26,985       50,000
      21      28,129       4,670      4,670       50,000     12,071     12,071        50,000       30,167       30,167       50,000
      22      30,323       4,383      4,383       50,000     12,543     12,543        50,000       33,710       33,710       50,000
      23      32,626       4,001      4,001       50,000     12,966     12,966        50,000       37,671       37,671       50,000
      24      35,045       3,511      3,511       50,000     13,329     13,329        50,000       42,118       42,118       50,000
      25      37,585       2,910      2,910       50,000     13,630     13,630        50,000       47,087       47,087       54,621
      26      40,252       2,181      2,181       50,000     13,857     13,857        50,000       52,551       52,551       60,434
      27      43,052       1,293      1,293       50,000     13,984     13,984        50,000       58,577       58,577       66,192
      28      45,992         235        235       50,000     14,003     14,003        50,000       65,229       65,229       72,404
      29      49,079         (*)        (*)          (*)     13,898     13,898        50,000       72,584       72,584       79,117
      30      52,321         (*)        (*)          (*)     13,648     13,648        50,000       80,729       80,729       86,380


(1)    no policy loans and no partial withdrawals have been made.
(2)    current values reflect current cost of insurance charges and a monthly
       $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
(3)    net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
(*)    unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                    DEATH BENEFIT OPTION 1
                                                         $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                       GUARANTEED VALUES

                       0% Hypothetical                        6% Hypothetical                       12% Hypothetical
                      Gross Investment Return               Gross Investment Return             Gross Investment Return
             Premiums
            Paid Plus                  Cash                               Cash                                   Cash
  Policy     Interest       Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%      Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1         788         175          0       50,000        200          0        50,000          226            0       50,000
       2       1,614         540          0       50,000        608         34        50,000          679          105       50,000
       3       2,483         881        365       50,000      1,015        498        50,000        1,161          644       50,000
       4       3,394       1,198        739       50,000      1,420        961        50,000        1,672        1,213       50,000
       5       4,351       1,489      1,087       50,000      1,823      1,421        50,000        2,216        1,814       50,000
       6       5,357       1,751      1,407       50,000      2,219      1,875        50,000        2,792        2,448       50,000
       7       6,412       1,982      1,695       50,000      2,605      2,318        50,000        3,401        3,115       50,000
       8       7,520       2,178      1,948       50,000      2,977      2,748        50,000        4,044        3,814       50,000
       9       8,683       2,333      2,161       50,000      3,330      3,157        50,000        4,718        4,546       50,000
      10       9,905       2,445      2,445       50,000      3,657      3,657        50,000        5,425        5,425       50,000
      11      11,188       2,509      2,509       50,000      3,955      3,955        50,000        6,166        6,166       50,000
      12      12,535       2,521      2,521       50,000      4,217      4,217        50,000        6,940        6,940       50,000
      13      13,949       2,477      2,477       50,000      4,440      4,440        50,000        7,751        7,751       50,000
      14      15,434       2,373      2,373       50,000      4,615      4,615        50,000        8,600        8,600       50,000
      15      16,993       2,199      2,199       50,000      4,731      4,731        50,000        9,486        9,486       50,000
      16      18,630       1,948      1,948       50,000      4,780      4,780        50,000       10,409       10,409       50,000
      17      20,349       1,610      1,610       50,000      4,747      4,747        50,000       11,369       11,369       50,000
      18      22,154       1,168      1,168       50,000      4,614      4,614        50,000       12,363       12,363       50,000
      19      24,049         608        608       50,000      4,361      4,361        50,000       13,389       13,389       50,000
      20      26,039         (*)        (*)          (*)      3,966      3,966        50,000       14,446       14,446       50,000
      21      28,129         (*)        (*)          (*)      3,403      3,403        50,000       15,533       15,533       50,000
      22      30,323         (*)        (*)          (*)      2,646      2,646        50,000       16,653       16,653       50,000
      23      32,626         (*)        (*)          (*)      1,662      1,662        50,000       17,811       17,811       50,000
      24      35,045         (*)        (*)          (*)        411        411        50,000       19,009       19,009       50,000
      25      37,585         (*)        (*)          (*)        (*)        (*)           (*)       20,249       20,249       50,000
      26      40,252         (*)        (*)          (*)        (*)        (*)           (*)       21,532       21,532       50,000
      27      43,052         (*)        (*)          (*)        (*)        (*)           (*)       22,856       22,856       50,000
      28      45,992         (*)        (*)          (*)        (*)        (*)           (*)       24,219       24,219       50,000
      29      49,079         (*)        (*)          (*)        (*)        (*)           (*)       25,623       25,623       50,000
      30      52,321         (*)        (*)          (*)        (*)        (*)           (*)       27,165       27,165       50,000

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

      (*) unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                    DEATH BENEFIT OPTION 2
                                                         $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                        CURRENT VALUES

                         0% Hypothetical               6% Hypothetical                     12% Hypothetical
                 Gross Investment Return             Gross Investment Return              Gross Investment Return
             Premiums
            Paid Plus                  Cash                               Cash                                    Cash
  Policy     Interest        Cash      Surr        Death       Cash       Surr        Death         Cash          Surr        Death
    Year        at 5%       Value     Value      Benefit      Value      Value      Benefit        Value         Value      Benefit
       1         788         389          0       50,389        420          0        50,420          452            0       50,452
       2       1,614         848        275       50,848        939        365        50,939        1,033          460       51,033
       3       2,483       1,289        772       51,289      1,467        951        51,467        1,661        1,145       51,661
       4       3,394       1,705      1,246       51,705      2,000      1,541        52,000        2,334        1,875       52,334
       5       4,351       2,096      1,694       52,096      2,538      2,136        52,538        3,057        2,655       53,057
       6       5,357       2,463      2,119       52,463      3,080      2,736        53,080        3,834        3,490       53,834
       7       6,412       2,813      2,526       52,813      3,633      3,347        53,633        4,679        4,392       54,679
       8       7,520       3,138      2,908       53,138      4,192      3,962        54,192        5,590        5,360       55,590
       9       8,683       3,440      3,268       53,440      4,755      4,583        54,755        6,575        6,403       56,575
      10       9,905       3,719      3,719       53,719      5,324      5,324        55,324        7,641        7,641       57,641
      11      11,188       3,970      3,970       53,970      5,893      5,893        55,893        8,791        8,791       58,791
      12      12,535       4,191      4,191       54,191      6,460      6,460        56,460       10,031       10,031       60,031
      13      13,949       4,378      4,378       54,378      7,020      7,020        57,020       11,366       11,366       61,366
      14      15,434       4,526      4,526       54,526      7,568      7,568        57,568       12,799       12,799       62,799
      15      16,993       4,627      4,627       54,627      8,092      8,092        58,092       14,330       14,330       64,330
      16      18,630       4,681      4,681       54,681      8,593      8,593        58,593       15,971       15,971       65,971
      17      20,349       4,680      4,680       54,680      9,060      9,060        59,060       17,722       17,722       67,722
      18      22,154       4,614      4,614       54,614      9,479      9,479        59,479       19,582       19,582       69,582
      19      24,049       4,483      4,483       54,483      9,848      9,848        59,848       21,563       21,563       71,563
      20      26,039       4,279      4,279       54,279     10,156     10,156        60,156       23,666       23,666       73,666
      21      28,129       3,997      3,997       53,997     10,393     10,393        60,393       25,897       25,897       75,897
      22      30,323       3,628      3,628       53,628     10,546     10,546        60,546       28,346       28,346       78,346
      23      32,626       3,162      3,162       53,162     10,600     10,600        60,600       30,944       30,944       80,944
      24      35,045       2,589      2,589       52,589     10,538     10,538        60,538       33,695       33,695       83,695
      25      37,585       1,910      1,910       51,910     10,355     10,355        60,355       36,613       36,613       86,613
      26      40,252       1,115      1,115       51,115     10,032     10,032        60,032       39,704       39,704       89,704
      27      43,052         177        177       50,177      9,535      9,535        59,535       42,955       42,955       92,955
      28      45,992         (*)        (*)          (*)      8,854      8,854        58,854       46,382       46,382       96,382
      29      49,079         (*)        (*)          (*)      7,970      7,970        57,970       49,992       49,992       99,992
      30      52,321         (*)        (*)          (*)      6,860      6,860        56,860       53,789       53,789      103,789

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 2
                                                         $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                       GUARANTEED VALUES

                       0% Hypothetical                                  6% Hypothetical                            12% Hypothetical
                      Gross Investment Return                 Gross Investment Return            Gross Investment Return
             Premiums
            Paid Plus                   Cash                              Cash                                   Cash
  Policy     Interest        Cash       Surr      Death       Cash        Surr        Death         Cash         Surr         Death
    Year        at 5%       Value      Value     Benefit      Value       Value      Benefit        Value        Value       Benefit
       1         788         173          0       50,173        198          0        50,198          224            0       50,224
       2       1,614         534          0       50,534        602         28        50,602          672           99       50,672
       3       2,483         870        354       50,870      1,002        486        51,002        1,146          630       51,146
       4       3,394       1,179        720       51,179      1,398        939        51,398        1,646        1,187       51,646
       5       4,351       1,460      1,058       51,460      1,787      1,385        51,787        2,172        1,770       52,172
       6       5,357       1,710      1,366       51,710      2,165      1,821        52,165        2,723        2,379       52,723
       7       6,412       1,925      1,638       51,925      2,529      2,242        52,529        3,299        3,012       53,299
       8       7,520       2,102      1,873       52,102      2,871      2,642        52,871        3,896        3,667       53,896
       9       8,683       2,236      2,064       52,236      3,187      3,015        53,187        4,512        4,340       54,512
      10       9,905       2,323      2,323       52,323      3,471      3,471        53,471        5,142        5,142       55,142
      11      11,188       2,358      2,358       52,358      3,715      3,715        53,715        5,784        5,784       55,784
      12      12,535       2,339      2,339       52,339      3,913      3,913        53,913        6,434        6,434       56,434
      13      13,949       2,261      2,261       52,261      4,059      4,059        54,059        7,087        7,087       57,087
      14      15,434       2,120      2,120       52,120      4,146      4,146        54,146        7,740        7,740       57,740
      15      16,993       1,909      1,909       51,909      4,161      4,161        54,161        8,382        8,382       58,382
      16      18,630       1,620      1,620       51,620      4,093      4,093        54,093        9,003        9,003       59,003
      17      20,349       1,245      1,245       51,245      3,929      3,929        53,929        9,592        9,592       59,592
      18      22,154         772        772       50,772      3,650      3,650        53,650       10,129       10,129       60,129
      19      24,049         188        188       50,188      3,237      3,237        53,237       10,596       10,596       60,596
      20      26,039         (*)        (*)          (*)      2,670      2,670        52,670       10,970       10,970       60,970
      21      28,129         (*)        (*)          (*)      1,928      1,928        51,928       11,229       11,229       61,229
      22      30,323         (*)        (*)          (*)        993        993        50,993       11,346       11,346       61,346
      23      32,626         (*)        (*)          (*)        (*)        (*)           (*)       11,297       11,297       61,297
      24      35,045         (*)        (*)          (*)        (*)        (*)           (*)       11,046       11,046       61,046
      25      37,585         (*)        (*)          (*)        (*)        (*)           (*)       10,552       10,552       60,552
      26      40,252         (*)        (*)          (*)        (*)        (*)           (*)        9,760        9,760       59,760
      27      43,052         (*)        (*)          (*)        (*)        (*)           (*)        8,602        8,602       58,602
      28      45,992         (*)        (*)          (*)        (*)        (*)           (*)        6,997        6,997       56,997
      29      49,079         (*)        (*)          (*)        (*)        (*)           (*)        4,854        4,854       54,854
      30      52,321         (*)        (*)          (*)        (*)        (*)           (*)        2,076        2,076       52,076

     (1)  no policy loans and no partial withdrawals have been made.

     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 1
                                                        $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                        CURRENT VALUES

                     0% Hypothetical                                 6% Hypothetical                      12% Hypothetical
                    Gross Investment Return                       Gross Investment Return              Gross Investment Return
             Premiums
            Paid Plus                  Cash                               Cash                                   Cash
  Policy     Interest       Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%      Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       1,260         642          0       50,000        694          1        50,000          746           53       50,000
       2       2,583       1,343        650       50,000      1,490        797        50,000        1,643          950       50,000
       3       3,972       2,009      1,385       50,000      2,295      1,672        50,000        2,607        1,984       50,000
       4       5,431       2,635      2,081       50,000      3,108      2,554        50,000        3,644        3,089       50,000
       5       6,962       3,214      2,729       50,000      3,920      3,435        50,000        4,752        4,266       50,000
       6       8,570       3,749      3,333       50,000      4,733      4,317        50,000        5,942        5,526       50,000
       7      10,259       4,230      3,883       50,000      5,540      5,193        50,000        7,218        6,872       50,000
       8      12,032       4,650      4,373       50,000      6,332      6,055        50,000        8,583        8,305       50,000
       9      13,893       5,010      4,802       50,000      7,111      6,903        50,000       10,050        9,842       50,000
      10      15,848       5,302      5,302       50,000      7,870      7,870        50,000       11,627       11,627       50,000
      11      17,901       5,522      5,522       50,000      8,604      8,604        50,000       13,328       13,328       50,000
      12      20,056       5,662      5,662       50,000      9,306      9,306        50,000       15,167       15,167       50,000
      13      22,318       5,711      5,711       50,000      9,967      9,967        50,000       17,160       17,160       50,000
      14      24,694       5,660      5,660       50,000     10,579     10,579        50,000       19,326       19,326       50,000
      15      27,189       5,507      5,507       50,000     11,139     11,139        50,000       21,698       21,698       50,000
      16      29,808       5,239      5,239       50,000     11,638     11,638        50,000       24,308       24,308       50,000
      17      32,559       4,827      4,827       50,000     12,051     12,051        50,000       27,187       27,187       50,000
      18      35,447       4,267      4,267       50,000     12,373     12,373        50,000       30,485       30,485       50,000
      19      38,479       3,540      3,540       50,000     12,590     12,590        50,000       34,195       34,195       50,000
      20      41,663       2,625      2,625       50,000     12,685     12,685        50,000       38,404       38,404       50,000
      21      45,006       1,490      1,490       50,000     12,630     12,630        50,000       43,214       43,214       50,000
      22      48,517          92         92       50,000     12,391     12,391        50,000       48,757       48,757       51,195
      23      52,202         (*)        (*)          (*)     11,928     11,928        50,000       54,936       54,936       57,683
      24      56,073         (*)        (*)          (*)     11,198     11,198        50,000       61,732       61,732       64,818
      25      60,136         (*)        (*)          (*)     10,143     10,143        50,000       69,201       69,201       72,661
      26      64,403         (*)        (*)          (*)      8,692      8,692        50,000       77,405       77,405       81,276
      27      68,883         (*)        (*)          (*)      6,751      6,751        50,000       86,413       86,413       90,733
      28      73,587         (*)        (*)          (*)      4,212      4,212        50,000       96,295       96,295      101,109
      29      78,527         (*)        (*)          (*)        916        916        50,000      107,129      107,129      112,485
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)      118,997      118,997      124,946

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 1
                                                        $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                       GUARANTEED VALUES

                       0% Hypothetical                          6% Hypothetical                  12% Hypothetical
                      Gross Investment Return               Gross Investment Return            Gross Investment Return
             Premiums
            Paid Plus                  Cash                               Cash                                   Cash
  Policy     Interest       Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%      Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       1,260         288          0       50,000        328          0        50,000          369            0       50,000
       2       2,583         730         37       50,000        835        142        50,000          947          254       50,000
       3       3,972       1,113        490       50,000      1,312        689        50,000        1,530          907       50,000
       4       5,431       1,434        879       50,000      1,752      1,198        50,000        2,117        1,563       50,000
       5       6,962       1,683      1,198       50,000      2,146      1,661        50,000        2,700        2,215       50,000
       6       8,570       1,855      1,439       50,000      2,485      2,069        50,000        3,272        2,856       50,000
       7      10,259       1,940      1,594       50,000      2,756      2,409        50,000        3,824        3,478       50,000
       8      12,032       1,926      1,649       50,000      2,943      2,666        50,000        4,344        4,066       50,000
       9      13,893       1,798      1,590       50,000      3,028      2,820        50,000        4,814        4,607       50,000
      10      15,848       1,542      1,542       50,000      2,991      2,991        50,000        5,220        5,220       50,000
      11      17,901       1,142      1,142       50,000      2,810      2,810        50,000        5,541        5,541       50,000
      12      20,056         582        582       50,000      2,463      2,463        50,000        5,758        5,758       50,000
      13      22,318         (*)        (*)          (*)      1,922      1,922        50,000        5,846        5,846       50,000
      14      24,694         (*)        (*)          (*)      1,151      1,151        50,000        5,773        5,773       50,000
      15      27,189         (*)        (*)          (*)        106        106        50,000        5,495        5,495       50,000
      16      29,808         (*)        (*)          (*)        (*)        (*)           (*)        4,953        4,953       50,000
      17      32,559         (*)        (*)          (*)        (*)        (*)           (*)        4,064        4,064       50,000
      18      35,447         (*)        (*)          (*)        (*)        (*)           (*)        2,722        2,722       50,000
      19      38,479         (*)        (*)          (*)        (*)        (*)           (*)          784          784       50,000
      20      41,663         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      21      45,006         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      22      48,517         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      23      52,202         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      24      56,073         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      25      60,136         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                    DEATH BENEFIT OPTION 2
                                                        $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                        CURRENT VALUES

                       0% Hypothetical                         6% Hypothetical                    12% Hypothetical
                      Gross Investment Return               Gross Investment Return           Gross Investment Return
             Premiums
            Paid Plus                  Cash                               Cash                                   Cash
  Policy     Interest       Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year     at 5%         Value      Value      Benefit      Value      Value      Benefit        Value        Value       Benefit
       1       1,260         636          0       50,636        688          0        50,688          739           46       50,739
       2       2,583       1,326        633       51,326      1,471        778        51,471        1,622          929       51,622
       3       3,972       1,975      1,351       51,975      2,257      1,633        52,257        2,563        1,939       52,563
       4       5,431       2,578      2,023       52,578      3,040      2,485        53,040        3,562        3,008       53,562
       5       6,962       3,126      2,641       53,126      3,809      3,324        53,809        4,615        4,130       54,615
       6       8,570       3,620      3,204       53,620      4,566      4,151        54,566        5,728        5,312       55,728
       7      10,259       4,052      3,706       54,052      5,300      4,953        55,300        6,897        6,550       56,897
       8      12,032       4,412      4,135       54,412      5,997      5,720        55,997        8,116        7,839       58,116
       9      13,893       4,701      4,493       54,701      6,658      6,450        56,658        9,390        9,182       59,390
      10      15,848       4,909      4,909       54,909      7,269      7,269        57,269       10,714       10,714       60,714
      11      17,901       5,034      5,034       55,034      7,822      7,822        57,822       12,087       12,087       62,087
      12      20,056       5,065      5,065       55,065      8,306      8,306        58,306       13,504       13,504       63,504
      13      22,318       4,993      4,993       54,993      8,704      8,704        58,704       14,956       14,956       64,956
      14      24,694       4,807      4,807       54,807      9,002      9,002        59,002       16,436       16,436       66,436
      15      27,189       4,509      4,509       54,509      9,193      9,193        59,193       17,944       17,944       67,944
      16      29,808       4,089      4,089       54,089      9,261      9,261        59,261       19,471       19,471       69,471
      17      32,559       3,520      3,520       53,520      9,172      9,172        59,172       20,988       20,988       70,988
      18      35,447       2,803      2,803       52,803      8,917      8,917        58,917       22,494       22,494       72,494
      19      38,479       1,928      1,928       51,928      8,476      8,476        58,476       23,974       23,974       73,974
      20      41,663         886        886       50,886      7,830      7,830        57,830       25,413       25,413       75,413
      21      45,006         (*)        (*)          (*)      6,943      6,943        56,943       26,864       26,864       76,864
      22      48,517         (*)        (*)          (*)      5,780      5,780        55,780       28,222       28,222       78,222
      23      52,202         (*)        (*)          (*)      4,303      4,303        54,303       29,452       29,452       79,452
      24      56,073         (*)        (*)          (*)      2,480      2,480        52,480       30,520       30,520       80,520
      25      60,136         (*)        (*)          (*)        269        269        50,269       31,382       31,382       81,382
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)       31,989       31,989       81,989
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)       32,288       32,288       82,288
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)       32,225       32,225       82,225
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)       31,727       31,727       81,727
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)       30,709       30,709       80,709

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 2
                                                        $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                       GUARANTEED VALUES

                        0% Hypothetical                          6% Hypothetical                 12% Hypothetical
                       Gross Investment Return               Gross Investment Return            Gross Investment Return
             Premiums
            Paid Plus                  Cash                               Cash                                   Cash
  Policy     Interest       Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year        at 5%      Value      Value      Benefit      Value      Value      Benefit        Value        Value       Benefit
       1       1,260         280          0       50,280        320          0        50,320          361            0       50,361
       2       2,583         710         17       50,710        813        120        50,813          921          228       50,921
       3       3,972       1,074        450       51,074      1,266        643        51,266        1,478          854       51,478
       4       5,431       1,368        814       51,368      1,674      1,119        51,674        2,023        1,468       52,023
       5       6,962       1,585      1,100       51,585      2,023      1,538        52,023        2,546        2,061       52,546
       6       8,570       1,718      1,302       51,718      2,304      1,888        52,304        3,036        2,620       53,036
       7      10,259       1,758      1,411       51,758      2,504      2,157        52,504        3,481        3,134       53,481
       8      12,032       1,693      1,415       51,693      2,605      2,327        52,605        3,860        3,582       53,860
       9      13,893       1,510      1,302       51,510      2,588      2,380        52,588        4,151        3,943       54,151
      10      15,848       1,199      1,199       51,199      2,434      2,434        52,434        4,332        4,332       54,332
      11      17,901         747        747       50,747      2,123      2,123        52,123        4,378        4,378       54,378
      12      20,056         146        146       50,146      1,638      1,638        51,638        4,261        4,261       54,261
      13      22,318         (*)        (*)          (*)        957        957        50,957        3,953        3,953       53,953
      14      24,694         (*)        (*)          (*)         56         56        50,056        3,417        3,417       53,417
      15      27,189         (*)        (*)          (*)        (*)        (*)           (*)        2,609        2,609       52,609
      16      29,808         (*)        (*)          (*)        (*)        (*)           (*)        1,471        1,471       51,471
      17      32,559         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      18      35,447         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      19      38,479         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      20      41,663         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      21      45,006         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      22      48,517         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      23      52,202         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      24      56,073         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      25      60,136         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 1
                                                       $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                        CURRENT VALUES

                       0% Hypothetical                        6% Hypothetical                    12% Hypothetical
                      Gross Investment Return               Gross Investment Return          Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       1,575         948         51      100,000      1,017        120       100,000        1,087          189      100,000
       2       3,229       1,950      1,052      100,000      2,150      1,252       100,000        2,358        1,461      100,000
       3       4,965       2,916      2,108      100,000      3,311      2,504       100,000        3,740        2,933      100,000
       4       6,788       3,847      3,129      100,000      4,504      3,786       100,000        5,245        4,527      100,000
       5       8,703       4,746      4,118      100,000      5,731      5,103       100,000        6,888        6,259      100,000
       6      10,713       5,612      5,073      100,000      6,994      6,455       100,000        8,683        8,144      100,000
       7      12,824       6,435      5,987      100,000      8,284      7,835       100,000       10,636       10,187      100,000
       8      15,040       7,206      6,847      100,000      9,592      9,233       100,000       12,756       12,397      100,000
       9      17,367       7,926      7,657      100,000     10,921     10,652       100,000       15,061       14,792      100,000
      10      19,810       8,585      8,585      100,000     12,262     12,262       100,000       17,566       17,566      100,000
      11      22,376       9,198      9,198      100,000     13,630     13,630       100,000       20,305       20,305      100,000
      12      25,069       9,771      9,771      100,000     15,034     15,034       100,000       23,312       23,312      100,000
      13      27,898      10,308     10,308      100,000     16,477     16,477       100,000       26,622       26,622      100,000
      14      30,868      10,788     10,788      100,000     17,946     17,946       100,000       30,346       30,346      100,000
      15      33,986      11,197     11,197      100,000     19,425     19,425       100,000       34,439       34,439      100,000
      16      37,261      11,537     11,537      100,000     20,921     20,921       100,000       38,953       38,953      100,000
      17      40,699      11,803     11,803      100,000     22,430     22,430       100,000       43,940       43,940      100,000
      18      44,309      11,979     11,979      100,000     23,942     23,942       100,000       49,453       49,453      100,000
      19      48,099      12,062     12,062      100,000     25,454     25,454       100,000       55,563       55,563      100,000
      20      52,079      12,055     12,055      100,000     27,057     27,057       100,000       62,357       62,357      100,000
      21      56,258      11,945     11,945      100,000     28,669     28,669       100,000       69,925       69,925      100,000
      22      60,646      11,704     11,704      100,000     30,271     30,271       100,000       78,374       78,374      100,000
      23      65,253      11,322     11,322      100,000     31,862     31,862       100,000       87,826       87,826      103,635
      24      70,091      10,772     10,772      100,000     33,425     33,425       100,000       98,270       98,270      114,976
      25      75,170      10,042     10,042      100,000     34,957     34,957       100,000      109,764      109,764      127,326
      26      80,504       9,121      9,121      100,000     36,458     36,458       100,000      122,416      122,416      140,779
      27      86,104       7,967      7,967      100,000     37,905     37,905       100,000      136,375      136,375      154,104
      28      91,984       6,563      6,563      100,000     39,297     39,297       100,000      151,792      151,792      168,489
      29      98,158       4,881      4,881      100,000     40,625     40,625       100,000      168,837      168,837      184,032
      30     104,641       2,870      2,870      100,000     41,868     41,868       100,000      187,705      187,705      200,844

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 1
                                                       $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                       GUARANTEED VALUES

                       0% Hypothetical                          6% Hypothetical                    12% Hypothetical
                      Gross Investment Return               Gross Investment Return            Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       1,575         751          0      100,000        814          0       100,000          878            0      100,000
       2       3,229       1,675        777      100,000      1,854        956       100,000        2,041        1,144      100,000
       3       4,965       2,558      1,750      100,000      2,913      2,105       100,000        3,298        2,490      100,000
       4       6,788       3,399      2,681      100,000      3,989      3,271       100,000        4,655        3,937      100,000
       5       8,703       4,196      3,567      100,000      5,082      4,453       100,000        6,122        5,494      100,000
       6      10,713       4,945      4,406      100,000      6,187      5,649       100,000        7,707        7,168      100,000
       7      12,824       5,642      5,193      100,000      7,302      6,853       100,000        9,417        8,969      100,000
       8      15,040       6,282      5,923      100,000      8,421      8,062       100,000       11,262       10,903      100,000
       9      17,367       6,858      6,588      100,000      9,537      9,268       100,000       13,251       12,982      100,000
      10      19,810       7,365      7,365      100,000     10,646     10,646       100,000       15,395       15,395      100,000
      11      22,376       7,797      7,797      100,000     11,742     11,742       100,000       17,709       17,709      100,000
      12      25,069       8,148      8,148      100,000     12,818     12,818       100,000       20,208       20,208      100,000
      13      27,898       8,416      8,416      100,000     13,872     13,872       100,000       22,915       22,915      100,000
      14      30,868       8,593      8,593      100,000     14,896     14,896       100,000       25,848       25,848      100,000
      15      33,986       8,667      8,667      100,000     15,879     15,879       100,000       29,121       29,121      100,000
      16      37,261       8,627      8,627      100,000     16,809     16,809       100,000       32,691       32,691      100,000
      17      40,699       8,461      8,461      100,000     17,675     17,675       100,000       36,596       36,596      100,000
      18      44,309       8,149      8,149      100,000     18,457     18,457       100,000       40,873       40,873      100,000
      19      48,099       7,670      7,670      100,000     19,135     19,135       100,000       45,570       45,570      100,000
      20      52,079       7,003      7,003      100,000     19,687     19,687       100,000       50,746       50,746      100,000
      21      56,258       6,126      6,126      100,000     20,091     20,091       100,000       56,477       56,477      100,000
      22      60,646       5,016      5,016      100,000     20,325     20,325       100,000       62,854       62,854      100,000
      23      65,253       3,648      3,648      100,000     20,362     20,362       100,000       69,989       69,989      100,000
      24      70,091       1,991      1,991      100,000     20,171     20,171       100,000       78,019       78,019      100,000
      25      75,170         (*)        (*)          (*)     19,705     19,705       100,000       87,111       87,111      101,049
      26      80,504         (*)        (*)          (*)     18,907     18,907       100,000       97,230       97,230      111,815
      27      86,104         (*)        (*)          (*)     17,698     17,698       100,000      108,378      108,378      122,467
      28      91,984         (*)        (*)          (*)     15,976     15,976       100,000      120,674      120,674      133,948
      29      98,158         (*)        (*)          (*)     13,620     13,620       100,000      134,258      134,258      146,341
      30     104,641         (*)        (*)          (*)     10,491     10,491       100,000      149,298      149,298      159,749

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 2
                                                       $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                        CURRENT VALUES

                        0% Hypothetical                       6% Hypothetical                       12% Hypothetical
                       Gross Investment Return              Gross Investment Return             Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       1,575         945         47      100,945      1,014        116       101,014        1,083          185      101,083
       2       3,229       1,939      1,042      101,939      2,138      1,241       102,138        2,346        1,448      102,346
       3       4,965       2,895      2,087      102,895      3,287      2,480       103,287        3,713        2,905      103,713
       4       6,788       3,812      3,094      103,812      4,462      3,744       104,462        5,195        4,477      105,195
       5       8,703       4,691      4,063      104,691      5,663      5,035       105,663        6,804        6,176      106,804
       6      10,713       5,534      4,995      105,534      6,893      6,355       106,893        8,554        8,015      108,554
       7      12,824       6,329      5,880      106,329      8,140      7,692       108,140       10,445        9,996      110,445
       8      15,040       7,064      6,705      107,064      9,393      9,034       109,393       12,480       12,121      112,480
       9      17,367       7,741      7,472      107,741     10,652     10,383       110,652       14,674       14,405      114,674
      10      19,810       8,350      8,350      108,350     11,907     11,907       111,907       17,031       17,031      117,031
      11      22,376       8,904      8,904      108,904     13,169     13,169       113,169       19,582       19,582      119,582
      12      25,069       9,413      9,413      109,413     14,447     14,447       114,447       22,354       22,354      122,354
      13      27,898       9,878      9,878      109,878     15,744     15,744       115,744       25,371       25,371      125,371
      14      30,868      10,279     10,279      110,279     17,038     17,038       117,038       28,724       28,724      128,724
      15      33,986      10,596     10,596      110,596     18,308     18,308       118,308       32,348       32,348      132,348
      16      37,261      10,834     10,834      110,834     19,557     19,557       119,557       36,276       36,276      136,276
      17      40,699      10,986     10,986      110,986     20,776     20,776       120,776       40,531       40,531      140,531
      18      44,309      11,035     11,035      111,035     21,943     21,943       121,943       45,129       45,129      145,129
      19      48,099      10,978     10,978      110,978     23,052     23,052       123,052       50,099       50,099      150,099
      20      52,079      10,820     10,820      110,820     24,103     24,103       124,103       55,486       55,486      155,486
      21      56,258      10,547     10,547      110,547     25,079     25,079       125,079       61,317       61,317      161,317
      22      60,646      10,129     10,129      110,129     26,023     26,023       126,023       67,604       67,604      167,604
      23      65,253       9,559      9,559      109,559     26,846     26,846       126,846       74,385       74,385      174,385
      24      70,091       8,809      8,809      108,809     27,512     27,512       127,512       81,681       81,681      181,681
      25      75,170       7,872      7,872      107,872     28,004     28,004       128,004       89,536       89,536      189,536
      26      80,504       6,743      6,743      106,743     28,304     28,304       128,304       98,000       98,000      198,000
      27      86,104       5,385      5,385      105,385     28,363     28,363       128,363      107,095      107,095      207,095
      28      91,984       3,793      3,793      103,793     28,161     28,161       128,161      116,877      116,877      216,877
      29      98,158       1,951      1,951      101,951     27,665     27,665       127,665      127,400      127,400      227,400
      30     104,641         (*)        (*)          (*)     26,822     26,822       126,822      138,700      138,700      238,700

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 2
                                                       $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 45
                                                                       GUARANTEED VALUES

                       0% Hypothetical                           6% Hypothetical                   12% Hypothetical
                      Gross Investment Return                 Gross Investment Return           Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       1,575         748          0      100,748        810          0       100,810          873            0      100,873
       2       3,229       1,664        766      101,664      1,842        944       101,842        2,028        1,131      102,028
       3       4,965       2,536      1,728      102,536      2,887      2,080       102,887        3,269        2,461      103,269
       4       6,788       3,361      2,643      103,361      3,944      3,226       103,944        4,602        3,884      104,602
       5       8,703       4,137      3,509      104,137      5,009      4,381       105,009        6,033        5,405      106,033
       6      10,713       4,861      4,322      104,861      6,079      5,540       106,079        7,567        7,029      107,567
       7      12,824       5,525      5,077      105,525      7,146      6,697       107,146        9,209        8,760      109,209
       8      15,040       6,126      5,767      106,126      8,204      7,845       108,204       10,961       10,602      110,961
       9      17,367       6,655      6,386      106,655      9,243      8,974       109,243       12,826       12,557      112,826
      10      19,810       7,108      7,108      107,108     10,257     10,257       110,257       14,809       14,809      114,809
      11      22,376       7,476      7,476      107,476     11,235     11,235       111,235       16,913       16,913      116,913
      12      25,069       7,754      7,754      107,754     12,169     12,169       112,169       19,143       19,143      119,143
      13      27,898       7,939      7,939      107,939     13,051     13,051       113,051       21,507       21,507      121,507
      14      30,868       8,022      8,022      108,022     13,869     13,869       113,869       24,007       24,007      124,007
      15      33,986       7,992      7,992      107,992     14,608     14,608       114,608       26,644       26,644      126,644
      16      37,261       7,838      7,838      107,838     15,250     15,250       115,250       29,508       29,508      129,508
      17      40,699       7,549      7,549      107,549     15,777     15,777       115,777       32,528       32,528      132,528
      18      44,309       7,104      7,104      107,104     16,162     16,162       116,162       35,696       35,696      135,696
      19      48,099       6,484      6,484      106,484     16,376     16,376       116,376       39,005       39,005      139,005
      20      52,079       5,673      5,673      105,673     16,391     16,391       116,391       42,448       42,448      142,448
      21      56,258       4,653      4,653      104,653     16,178     16,178       116,178       46,019       46,019      146,019
      22      60,646       3,409      3,409      103,409     15,709     15,709       115,709       49,712       49,712      149,712
      23      65,253       1,927      1,927      101,927     14,952     14,952       114,952       53,519       53,519      153,519
      24      70,091         187        187      100,187     13,874     13,874       113,874       57,429       57,429      157,429
      25      75,170         (*)        (*)          (*)     12,425     12,425       112,425       61,419       61,419      161,419
      26      80,504         (*)        (*)          (*)     10,549     10,549       110,549       65,453       65,453      165,453
      27      86,104         (*)        (*)          (*)      8,173      8,173       108,173       69,480       69,480      169,480
      28      91,984         (*)        (*)          (*)      5,208      5,208       105,208       73,431       73,431      173,431
      29      98,158         (*)        (*)          (*)      1,562      1,562       101,562       77,230       77,230      177,230
      30     104,641         (*)        (*)          (*)        (*)        (*)           (*)       80,800       80,800      180,800

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 1
                                                       $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                        CURRENT VALUES

                       0% Hypothetical                         6% Hypothetical                    12% Hypothetical
                      Gross Investment Return                Gross Investment Return           Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       2,625       1,535        372      100,000      1,649        487       100,000        1,764          601      100,000
       2       5,381       3,109      1,947      100,000      3,436      2,274       100,000        3,778        2,615      100,000
       3       8,275       4,635      3,589      100,000      5,279      4,232       100,000        5,977        4,931      100,000
       4      11,314       6,094      5,164      100,000      7,160      6,230       100,000        8,364        7,434      100,000
       5      14,505       7,471      6,657      100,000      9,065      8,252       100,000       10,941       10,128      100,000
       6      17,855       8,769      8,072      100,000     11,002     10,304       100,000       13,739       13,041      100,000
       7      21,373       9,986      9,404      100,000     12,968     12,386       100,000       16,777       16,196      100,000
       8      25,066      11,106     10,641      100,000     14,951     14,486       100,000       20,075       19,610      100,000
       9      28,945      12,128     11,780      100,000     16,952     16,603       100,000       23,664       23,315      100,000
      10      33,017      13,059     13,059      100,000     18,980     18,980       100,000       27,588       27,588      100,000
      11      37,293      13,886     13,886      100,000     21,028     21,028       100,000       31,982       31,982      100,000
      12      41,782      14,585     14,585      100,000     23,076     23,076       100,000       36,807       36,807      100,000
      13      46,497      15,149     15,149      100,000     25,123     25,123       100,000       42,125       42,125      100,000
      14      51,446      15,556     15,556      100,000     27,238     27,238       100,000       48,000       48,000      100,000
      15      56,644      15,797     15,797      100,000     29,349     29,349       100,000       54,519       54,519      100,000
      16      62,101      15,867     15,867      100,000     31,457     31,457       100,000       61,792       61,792      100,000
      17      67,831      15,730     15,730      100,000     33,544     33,544       100,000       69,936       69,936      100,000
      18      73,848      15,377     15,377      100,000     35,613     35,613       100,000       79,108       79,108      100,000
      19      80,165      14,786     14,786      100,000     37,663     37,663       100,000       89,498       89,498      100,000
      20      86,798      13,919     13,919      100,000     39,677     39,677       100,000      101,229      101,229      108,315
      21      93,763      12,738     12,738      100,000     41,651     41,651       100,000      114,235      114,235      119,947
      22     101,076      11,162     11,162      100,000     43,548     43,548       100,000      128,560      128,560      134,988
      23     108,755       9,123      9,123      100,000     45,351     45,351       100,000      144,330      144,330      151,546
      24     116,818       6,546      6,546      100,000     47,044     47,044       100,000      161,682      161,682      169,767
      25     125,284       3,326      3,326      100,000     48,601     48,601       100,000      180,765      180,765      189,803
      26     134,173         (*)        (*)          (*)     50,001     50,001       100,000      201,739      201,739      211,826
      27     143,506         (*)        (*)          (*)     51,225     51,225       100,000      224,778      224,778      236,017
      28     153,307         (*)        (*)          (*)     52,236     52,236       100,000      250,068      250,068      262,572
      29     163,597         (*)        (*)          (*)     52,993     52,993       100,000      277,811      277,811      291,701
      30     174,402         (*)        (*)          (*)     53,425     53,425       100,000      308,214      308,214      323,625

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
      (*) unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 1
                                                       $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                       GUARANTEED VALUES

                      0% Hypothetical                          6% Hypothetical                      12% Hypothetical
                     Gross Investment Return                 Gross Investment Return             Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       2,625       1,212         50      100,000      1,316        154       100,000        1,421          258      100,000
       2       5,381       2,542      1,380      100,000      2,832      1,670       100,000        3,135        1,973      100,000
       3       8,275       3,778      2,732      100,000      4,340      3,294       100,000        4,953        3,906      100,000
       4      11,314       4,913      3,983      100,000      5,833      4,903       100,000        6,878        5,948      100,000
       5      14,505       5,937      5,123      100,000      7,301      6,488       100,000        8,915        8,101      100,000
       6      17,855       6,842      6,145      100,000      8,735      8,037       100,000       11,070       10,372      100,000
       7      21,373       7,617      7,036      100,000     10,121      9,540       100,000       13,348       12,767      100,000
       8      25,066       8,245      7,780      100,000     11,443     10,978       100,000       15,753       15,288      100,000
       9      28,945       8,708      8,359      100,000     12,682     12,333       100,000       18,289       17,940      100,000
      10      33,017       8,989      8,989      100,000     13,818     13,818       100,000       20,963       20,963      100,000
      11      37,293       9,072      9,072      100,000     14,833     14,833       100,000       23,790       23,790      100,000
      12      41,782       8,937      8,937      100,000     15,706     15,706       100,000       26,787       26,787      100,000
      13      46,497       8,566      8,566      100,000     16,418     16,418       100,000       30,071       30,071      100,000
      14      51,446       7,933      7,933      100,000     16,940     16,940       100,000       33,600       33,600      100,000
      15      56,644       7,002      7,002      100,000     17,234     17,234       100,000       37,407       37,407      100,000
      16      62,101       5,723      5,723      100,000     17,249     17,249       100,000       41,532       41,532      100,000
      17      67,831       4,029      4,029      100,000     16,917     16,917       100,000       46,021       46,021      100,000
      18      73,848       1,834      1,834      100,000     16,150     16,150       100,000       50,934       50,934      100,000
      19      80,165         (*)        (*)          (*)     14,844     14,844       100,000       56,355       56,355      100,000
      20      86,798         (*)        (*)          (*)     12,880     12,880       100,000       62,409       62,409      100,000
      21      93,763         (*)        (*)          (*)     10,125     10,125       100,000       69,263       69,263      100,000
      22     101,076         (*)        (*)          (*)      6,416      6,416       100,000       77,145       77,145      100,000
      23     108,755         (*)        (*)          (*)      1,550      1,550       100,000       86,357       86,357      100,000
      24     116,818         (*)        (*)          (*)        (*)        (*)           (*)       97,284       97,284      102,148
      25     125,284         (*)        (*)          (*)        (*)        (*)           (*)      109,545      109,545      115,023
      26     134,173         (*)        (*)          (*)        (*)        (*)           (*)      122,982      122,982      129,132
      27     143,506         (*)        (*)          (*)        (*)        (*)           (*)      137,691      137,691      144,575
      28     153,307         (*)        (*)          (*)        (*)        (*)           (*)      153,770      153,770      161,459
      29     163,597         (*)        (*)          (*)        (*)        (*)           (*)      171,323      171,323      179,889
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)      190,458      190,458      199,981

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 2
                                                       $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                        CURRENT VALUES

                        0% Hypothetical                          6% Hypothetical                  12% Hypothetical
                       Gross Investment Return               Gross Investment Return            Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       2,625       1,522        360      101,522      1,636        473       101,636        1,749          587      101,749
       2       5,381       3,073      1,910      103,073      3,396      2,234       103,396        3,734        2,571      103,734
       3       8,275       4,563      3,517      104,563      5,196      4,149       105,196        5,883        4,836      105,883
       4      11,314       5,973      5,043      105,973      7,014      6,084       107,014        8,191        7,261      108,191
       5      14,505       7,283      6,469      107,283      8,832      8,018       108,832       10,653        9,839      110,653
       6      17,855       8,499      7,801      108,499     10,652      9,954       110,652       13,289       12,591      113,289
       7      21,373       9,613      9,032      109,613     12,465     11,884       112,465       16,106       15,525      116,106
       8      25,066      10,609     10,144      110,609     14,254     13,789       114,254       19,106       18,641      119,106
       9      28,945      11,484     11,135      111,484     16,011     15,662       116,011       22,299       21,951      122,299
      10      33,017      12,243     12,243      112,243     17,739     17,739       117,739       25,711       25,711      125,711
      11      37,293      12,873     12,873      112,873     19,421     19,421       119,421       29,437       29,437      129,437
      12      41,782      13,343     13,343      113,343     21,020     21,020       121,020       33,398       33,398      133,398
      13      46,497      13,647     13,647      113,647     22,525     22,525       122,525       37,606       37,606      137,606
      14      51,446      13,758     13,758      113,758     23,900     23,900       123,900       42,058       42,058      142,058
      15      56,644      13,668     13,668      113,668     25,130     25,130       125,130       46,769       46,769      146,769
      16      62,101      13,372     13,372      113,372     26,281     26,281       126,281       51,756       51,756      151,756
      17      67,831      12,835     12,835      112,835     27,230     27,230       127,230       57,008       57,008      157,008
      18      73,848      12,050     12,050      112,050     27,958     27,958       127,958       62,541       62,541      162,541
      19      80,165      11,003     11,003      111,003     28,437     28,437       128,437       68,365       68,365      168,365
      20      86,798       9,659      9,659      109,659     28,613     28,613       128,613       74,471       74,471      174,471
      21      93,763       7,994      7,994      107,994     28,445     28,445       128,445       80,858       80,858      180,858
      22     101,076       5,937      5,937      105,937     27,835     27,835       127,835       87,471       87,471      187,471
      23     108,755       3,446      3,446      103,446     26,715     26,715       126,715       94,288       94,288      194,288
      24     116,818         482        482      100,482     25,014     25,014       125,014      101,277      101,277      201,277
      25     125,284         (*)        (*)          (*)     22,643     22,643       122,643      108,396      108,396      208,396
      26     134,173         (*)        (*)          (*)     19,454     19,454       119,454      115,606      115,606      215,606
      27     143,506         (*)        (*)          (*)     15,447     15,447       115,447      122,875      122,875      222,875
      28     153,307         (*)        (*)          (*)     10,521     10,521       110,521      130,142      130,142      230,142
      29     163,597         (*)        (*)          (*)      4,573      4,573       104,573      137,341      137,341      237,341
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)      144,363      144,363      244,363

     (1)  no policy loans and no partial withdrawals have been made.
     (2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                    DEATH BENEFIT OPTION 2
                                                       $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                                                   MALE: NON-TOBACCO: AGE 55
                                                                       GUARANTEED VALUES

                      0% Hypothetical                            6% Hypothetical                    12% Hypothetical
                     Gross Investment Return                   Gross Investment Return           Gross Investment Return
             Premiums
            Paid Plus                   Cash                               Cash                                   Cash
  Policy     Interest        Cash       Surr        Death       Cash       Surr        Death         Cash         Surr        Death
    Year        at 5%       Value      Value      Benefit      Value      Value      Benefit        Value        Value      Benefit
       1       2,625       1,197         35      101,197      1,300        138       101,300        1,404          241      101,404
       2       5,381       2,500      1,338      102,500      2,785      1,623       102,785        3,083        1,921      103,083
       3       8,275       3,693      2,647      103,693      4,242      3,196       104,242        4,840        3,794      104,840
       4      11,314       4,768      3,838      104,768      5,660      4,730       105,660        6,671        5,741      106,671
       5      14,505       5,715      4,901      105,715      7,024      6,211       107,024        8,571        7,758      108,571
       6      17,855       6,523      5,825      106,523      8,319      7,622       108,319       10,534        9,836      110,534
       7      21,373       7,179      6,598      107,179      9,527      8,946       109,527       12,549       11,968      112,549
       8      25,066       7,665      7,200      107,665     10,622     10,157       110,622       14,600       14,135      114,600
       9      28,945       7,962      7,613      107,962     11,578     11,229       111,578       16,669       16,320      116,669
      10      33,017       8,052      8,052      108,052     12,366     12,366       112,366       18,734       18,734      118,734
      11      37,293       7,920      7,920      107,920     12,960     12,960       112,960       20,776       20,776      120,776
      12      41,782       7,549      7,549      107,549     13,332     13,332       113,332       22,770       22,770      122,770
      13      46,497       6,927      6,927      106,927     13,453     13,453       113,453       24,694       24,694      124,694
      14      51,446       6,033      6,033      106,033     13,290     13,290       113,290       26,517       26,517      126,517
      15      56,644       4,841      4,841      104,841     12,798     12,798       112,798       28,282       28,282      128,282
      16      62,101       3,314      3,314      103,314     11,918     11,918       111,918       29,856       29,856      129,856
      17      67,831       1,404      1,404      101,404     10,581     10,581       110,581       31,164       31,164      131,164
      18      73,848         (*)        (*)          (*)      8,701      8,701       108,701       32,109       32,109      132,109
      19      80,165         (*)        (*)          (*)      6,188      6,188       106,188       32,583       32,583      132,583
      20      86,798         (*)        (*)          (*)      2,956      2,956       102,956       32,479       32,479      132,479
      21      93,763         (*)        (*)          (*)        (*)        (*)           (*)       31,686       31,686      131,686
      22     101,076         (*)        (*)          (*)        (*)        (*)           (*)       30,090       30,090      130,090
      23     108,755         (*)        (*)          (*)        (*)        (*)           (*)       27,570       27,570      127,570
      24     116,818         (*)        (*)          (*)        (*)        (*)           (*)       23,984       23,984      123,984
      25     125,284         (*)        (*)          (*)        (*)        (*)           (*)       19,082       19,082      119,082
      26     134,173         (*)        (*)          (*)        (*)        (*)           (*)       12,713       12,713      112,713
      27     143,506         (*)        (*)          (*)        (*)        (*)           (*)        4,601        4,601      104,601
      28     153,307         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29     163,597         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

     (1)  no policy loans and no partial withdrawals have been made.
     (2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.
     (3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.
     (*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          Independent Auditors' Report


The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of Nationwide VLI Separate Account:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the years in the three year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account as of December 31, 1998, and the results of its operations and its changes in contract owners' equity for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Columbus, Ohio
February 5, 1999

                         NATIONWIDE VLI SEPARATE ACCOUNT

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1998


ASSETS:

  Investments in Van Kampen American Capital Life
      Investment Trust, at market value:

      Asset Allocation Fund
         2,126,544 shares (cost $24,460,017) ..........     $ 28,453,153

      Domestic Income Fund
         206,556 shares (cost $1,710,302) .............        1,817,689

      Emerging Growth Fund
         134,237 shares (cost $2,469,219) .............        3,036,435

      Enterprise Fund
         1,665,257 shares (cost $26,231,773) ..........       37,285,097

      Global Equity Fund
         93,154 shares (cost $1,174,962) ..............        1,230,558

      Government Fund
         4,679,178 shares (cost $41,468,683) ..........       44,873,316

      Money Market Fund
         7,685,405 shares (cost $7,685,405) ...........        7,685,405

      Morgan Stanley Real Estate Securities Portfolio
         27,471 shares (cost $408,604) ................          377,995
                                                            ------------
            Total investments .........................      124,759,648

      Accounts receivable .............................          106,619
                                                            ------------
            Total assets ..............................      124,866,267

ACCOUNTS PAYABLE ......................................             --
                                                            ------------
CONTRACT OWNERS' EQUITY ...............................     $124,866,267
                                                            ============

                                                                                                                  ANNUAL
Contract owners' equity represented by:                          UNITS         UNIT VALUE                         RETURN*
                                                                -------       ------------                       ---------
   Single Premium contracts issued prior
   to April 16, 1990 (policy years 1 through 10):
      Asset Allocation Fund .........................             3,396       $ 33.558419        $    113,964        15%
      Domestic Income Fund ..........................                 1         21.385098                  21         6%
      Emerging Growth Fund ..........................                61         21.889427               1,335        36%
      Enterprise Fund ...............................               216         44.564550               9,626        24%
      Government Fund ...............................               836         22.405755              18,731         8%
      Money Market Fund .............................                29         17.657225                 512         4%

   Single Premium contracts issued prior to
   April 16, 1990 (policy years 11 and thereafter):
      Asset Allocation Fund .........................           822,855         33.963724          27,947,220        15%
      Domestic Income Fund ..........................            75,688         21.643457           1,638,150         6%
      Emerging Growth Fund ..........................           136,620         22.153872           3,026,662        37%
      Enterprise Fund ...............................           821,920         45.102754          37,070,856        24%
      Global Equity Fund ............................            73,657         16.598552           1,222,600        21%
      Government Fund ...............................         1,976,655         22.677874          44,826,333         8%
      Money Market Fund .............................           425,955         17.870565           7,612,057         5%
      Morgan Stanley Real Estate
         Securities Portfolio .......................            23,525         16.003545             376,483       (12)%

   Single Premium contracts issued
   on or after April 16, 1990:
      Asset Allocation Fund .........................             9,498         28.636938             271,994        14%
      Domestic Income Fund ..........................             8,543         20.994729             179,358         6%
      Emerging Growth Fund ..........................               380         21.623386               8,217        36%
      Enterprise Fund ...............................             4,017         41.664754             167,367        23%
      Global Equity Fund ............................               486         16.201187               7,874        20%
      Government Fund ...............................             1,485         16.812584              24,967         7%
      Money Market Fund .............................             5,428         12.968170              70,391         4%
      Morgan Stanley Real Estate
         Securities Portfolio .......................                94         15.620311               1,468       (13)%

   Multiple Payment and
   Flexible Premium contracts:
      Asset Allocation Fund .........................             4,580         26.057831             119,345        15%
      Enterprise Fund ...............................             4,177         36.087220             150,736        24%
                                                              =========         =========        ------------
                                                                                                 $124,866,267
                                                                                                 ============

* The annual return does not include contract charges satisfied by surrendering units.


See accompanying notes to financial statements.

                        NATIONWIDE VLI SEPARATE ACCOUNT
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      TOTAL                        ASSET ALLOCATION FUND
                                                        1998           1997           1996           1998             1997
Investment activity:
  Reinvested dividends ..........................  $    897,565      4,695,756      5,220,160         28,407        1,019,770
  Mortality and expense charges (note 3) ........      (629,010)      (719,195)    (1,030,085)      (142,872)        (163,786)
                                                   ------------   ------------   ------------   ------------    -------------
    Net investment activity .....................       268,555      3,976,561      4,190,075       (114,465)         855,984
                                                   ------------   ------------   ------------   ------------    -------------

  Proceeds from mutual fund shares sold .........    28,593,475     31,042,460     24,568,211      3,626,797        3,844,540
  Cost of mutual fund shares sold ...............   (25,877,789)   (28,311,120)   (22,544,406)    (3,417,335)      (3,541,593)
                                                   ------------   ------------   ------------   ------------    -------------
    Realized gain (loss) on investments .........     2,715,686      2,731,340      2,023,805        209,462          302,947
  Change in unrealized gain (loss)
    on investments ..............................    12,059,082      3,917,689     (1,839,618)     2,953,327        1,002,579
                                                   ------------   ------------   ------------   ------------    -------------
    Net gain (loss) on investments ..............    14,774,768      6,649,029        184,187      3,162,789        1,305,526
                                                   ------------   ------------   ------------   ------------    -------------
  Reinvested capital gains ......................     1,152,786      7,592,712      5,806,648        767,858        2,657,199
                                                   ------------   ------------   ------------   ------------    -------------
      Net change in contract owners'
        equity resulting from operations ........    16,196,109     18,218,302     10,180,910      3,816,182        4,818,709
                                                   ------------   ------------   ------------   ------------    -------------
Equity transactions:
  Purchase payment received from
    contract owners .............................       100,670         20,253         23,475         16,920            9,408
  Transfers between funds .......................            --             --             --       (295,985)         (21,271)
    Surrenders ..................................    (8,181,440)   (15,789,351)   (13,731,809)    (1,209,391)      (2,261,349)
    Death benefits (note 4) .....................    (2,362,574)    (2,575,326)    (1,201,226)      (300,509)        (238,628)
  Policy loans (net of repayments) (note 5) .....       844,295      2,317,220      3,043,009         37,023          (21,513)
  Deductions for surrender charges
    (note 2d) ...................................        (1,495)        (6,591)       (16,455)          (221)            (972)
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) ...........................      (984,029)    (1,430,627)    (1,499,564)      (141,477)        (209,159)
                                                   ------------   ------------   ------------   ------------    -------------
      Net equity transactions ...................   (10,584,573)   (17,464,422)   (13,382,570)    (1,893,640)      (2,743,484)
                                                   ------------   ------------   ------------   ------------    -------------

  Net change in contract owners' equity .........     5,611,536        753,880     (3,201,660)     1,922,542        2,075,225
  Contract owners' equity beginning
    of period ...................................   119,254,731    118,500,851    121,702,511     26,529,981       24,454,756
                                                   ------------   ------------   ------------   ------------    -------------
  Contract owners' equity end of period .........  $124,866,267    119,254,731    118,500,851     28,452,523       26,529,981
                                                   ============   ============   ============   ============    =============

                                                ASSET ALLOCATION FUND                  DOMESTIC INCOME FUND
                                                        1996                   1998           1997           1996
Investment activity:
  Reinvested dividends ......................  $        907,875                  5,786        161,393        233,806
  Mortality and expense charges (note 3) ....          (215,038)               (11,965)       (14,107)       (24,457)
                                                   ------------           ------------   ------------   ------------
    Net investment activity .................           692,837                 (6,179)       147,286        209,349
                                                   ------------           ------------   ------------   ------------

  Proceeds from mutual fund shares sold .....         4,020,284                679,224      1,322,378      1,403,146
  Cost of mutual fund shares sold ...........        (3,634,601)              (669,892)    (1,253,657)    (1,532,100)
                                                   ------------           ------------   ------------   ------------
    Realized gain (loss) on investments .....           385,683                  9,332         68,721       (128,954)
  Change in unrealized gain (loss) ..........
    on investments ..........................          (786,397)               120,718          6,090         60,076
                                                   ------------           ------------   ------------   ------------
    Net gain (loss) on investments ..........          (400,714)               130,050         74,811        (68,878)
                                                   ------------           ------------   ------------   ------------
  Reinvested capital gains ..................         2,644,432                     --             --             --
                                                   ------------           ------------   ------------   ------------
      Net change in contract owners'
        equity resulting from operations ....         2,936,555                123,871        222,097        140,471
                                                   ------------           ------------   ------------   ------------
Equity transactions:
  Purchase payment received from
    contract owners .........................            11,744                    192             --             --
  Transfers between funds ...................          (292,324)               186,196        (27,385)      (527,202)
    Surrenders ..............................        (2,375,530)              (438,920)      (883,951)      (415,538)
    Death benefits (note 4) .................          (269,603)                    --       (103,618)       (62,339)
  Policy loans (net of repayments) (note 5) .           268,378                    908        127,843         80,825
  Deductions for surrender charges
    (note 2d) ...............................            (2,843)                   (80)          (364)          (494)
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) .......................          (246,088)               (23,714)       (32,804)       (58,167)
                                                   ------------           ------------   ------------   ------------
      Net equity transactions ...............        (2,906,266)              (275,418)      (920,279)      (982,915)
                                                   ------------           ------------   ------------   ------------

  Net change in contract owners' equity .....            30,289               (151,547)      (698,182)      (842,444)
  Contract owners' equity beginning
    of period ...............................        24,424,467              1,969,076      2,667,258      3,509,702
                                                   ------------           ------------   ------------   ------------
  Contract owners' equity end of period .....        24,454,756              1,817,529      1,969,076      2,667,258
                                                   ============           ============   ============   ============

                        NATIONWIDE VLI SEPARATE ACCOUNT
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                           Emerging Growth Fund                  Enterprise Fund
                                                     1998          1997          1996          1998          1997
Investment activity:
  Reinvested dividends ........................  $       870            --            --        30,666       156,354
  Mortality and expense charges (note 3) ......      (12,082)      (11,006)      (10,769)     (177,854)     (189,128)
                                                 -----------   -----------   -----------   -----------   -----------
    Net investment activity ...................      (11,212)      (11,006)      (10,769)     (147,188)      (32,774)
                                                 -----------   -----------   -----------   -----------   -----------

  Proceeds from mutual fund shares sold .......    3,294,533     2,545,651     1,149,028     6,594,364     6,775,251
  Cost of mutual fund shares sold .............   (2,978,369)   (2,360,427)   (1,052,703)   (4,852,264)   (4,652,996)
                                                 -----------   -----------   -----------   -----------   -----------
    Realized gain (loss) on investments .......      316,164       185,224        96,325     1,742,100     2,122,255
  Change in unrealized gain (loss)
    on investments ............................      447,416        98,252           199     5,583,645     1,561,213
                                                 -----------   -----------   -----------   -----------   -----------
    Net gain (loss) on investments ............      763,580       283,476        96,524     7,325,745     3,683,468
                                                 -----------   -----------   -----------   -----------   -----------
  Reinvested capital gains ....................           --            --            --       376,105     4,664,918
                                                 -----------   -----------   -----------   -----------   -----------
      Net change in contract owners'
        equity resulting from operations ......      752,368       272,470        85,755     7,554,662     8,315,612
                                                 -----------   -----------   -----------   -----------   -----------
Equity transactions:
  Purchase payment received from
    contract owners ...........................       13,566            --            --        42,210        10,432
  Transfers between funds .....................      411,356       363,039     1,201,667       471,779       449,001
  Surrenders ..................................      (38,594)      (97,105)      (43,468)   (2,526,694)   (3,085,585)
  Death benefits (note 4) .....................      (78,748)      (68,157)      (27,593)     (691,661)     (840,448)
  Policy loans (net of repayments) (note 5) ...      (49,579)      (38,507)      (74,189)      155,121      (411,649)
  Deductions for surrender charges
    (note 2d) .................................           (7)          (42)          (52)         (462)       (1,310)
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) .........................      (18,375)      (21,822)       (4,776)     (226,356)     (397,149)
                                                 -----------   -----------   -----------   -----------   -----------
      Net equity transactions .................      239,619       137,406     1,051,589    (3,719,621)   (4,276,708)
                                                 -----------   -----------   -----------   -----------   -----------

  Net change in contract owners' equity .......      991,987       409,876     1,137,344     3,835,041     4,038,904
  Contract owners' equity beginning
    of period .................................    2,044,227     1,634,351       497,007    33,563,544    29,524,640
                                                 -----------   -----------   -----------   -----------   -----------
  Contract owners' equity end of period .......  $ 3,036,214     2,044,227     1,634,351    37,398,585    33,563,544
                                                 ===========   ===========   ===========   ===========   ===========

                                                Enterprise Fund                     Global Equity Fund
                                                      1996                 1998          1997          1996
Investment activity:
  Reinvested dividends .......................   $    183,010               13,847         9,630        15,873
  Mortality and expense charges (note 3) .....       (247,774)              (5,996)       (5,726)       (4,563)
                                                 ------------          -----------   -----------   -----------
    Net investment activity ..................        (64,764)               7,851         3,904        11,310
                                                 ------------          -----------   -----------   -----------

  Proceeds from mutual fund shares sold ......      5,329,568              607,261       740,054       149,678
  Cost of mutual fund shares sold ............     (3,811,247)            (594,475)     (619,704)     (133,665)
                                                 ------------          -----------   -----------   -----------
    Realized gain (loss) on investments ......      1,518,321               12,786       120,350        16,013
  Change in unrealized gain (loss)
    on investments ...........................      1,437,260              203,001      (191,773)       40,489
                                                 ------------          -----------   -----------   -----------
    Net gain (loss) on investments ...........      2,955,581              215,787       (71,423)       56,502
                                                 ------------          -----------   -----------   -----------
  Reinvested capital gains ...................      3,146,281                   --       213,420        14,899
                                                 ------------          -----------   -----------   -----------
      Net change in contract owners'
        equity resulting from operations .....      6,037,098              223,638       145,901        82,711
                                                 ------------          -----------   -----------   -----------
Equity transactions:
  Purchase payment received from
    contract owners ..........................         11,731                3,500            --            --
  Transfers between funds ....................        332,379              135,066       354,759       748,238
  Surrenders .................................     (2,588,860)            (270,112)     (170,802)           --
  Death benefits (note 4) ....................       (214,955)             (45,481)      (54,190)           --
  Policy loans (net of repayments) (note 5) ..       (222,241)             (19,615)      (49,035)      (27,504)
  Deductions for surrender charges
    (note 2d) ................................         (3,132)                 (49)          (71)           --
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) ........................       (290,268)             (12,593)      (16,552)      (10,396)
                                                 ------------          -----------   -----------   -----------
      Net equity transactions ................     (2,975,346)            (209,284)       64,109       710,338
                                                 ------------          -----------   -----------   -----------

  Net change in contract owners' equity ......      3,061,752               14,354       210,010       793,049
  Contract owners' equity beginning
    of period ................................     26,462,888            1,216,120     1,006,110       213,061
                                                 ------------          -----------   -----------   -----------
  Contract owners' equity end of period ......   $ 29,524,640            1,230,474     1,216,120     1,006,110
                                                 ============          ===========   ===========   ===========


                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                            Government Fund                   Money Market Fund
                                                     1998          1997          1996          1998          1997
Investment activity:
  Reinvested dividends .......................   $   462,730     2,932,295     3,445,448       354,362       399,015
  Mortality and expense charges (note 3) .....      (238,350)     (281,579)     (446,756)      (37,684)      (51,809)
                                                 -----------   -----------   -----------   -----------   -----------
    Net investment activity ..................       224,380     2,650,716     2,998,692       316,678       347,206
                                                 -----------   -----------   -----------   -----------   -----------

  Proceeds from mutual fund shares sold ......     6,495,585     8,542,298     8,432,924     6,735,285     7,096,782
  Cost of mutual fund shares sold ............    (6,048,314)   (8,651,252)   (8,299,180)   (6,735,285)   (7,096,782)
                                                 -----------   -----------   -----------   -----------   -----------
    Realized gain (loss) on investments ......       447,271      (108,954)      133,744            --            --
  Change in unrealized gain (loss)
    on investments ...........................     2,807,612     1,444,456    (2,618,282)           --            --
                                                 -----------   -----------   -----------   -----------   -----------
    Net gain (loss) on investments ...........     3,254,883     1,335,502    (2,484,538)           --            --
                                                 -----------   -----------   -----------   -----------   -----------
  Reinvested capital gains ...................            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------
      Net change in contract owners'
        equity resulting from operations .....     3,479,263     3,986,218       514,154       316,678       347,206
                                                 -----------   -----------   -----------   -----------   -----------
Equity transactions:
  Purchase payment received from
    contract owners ..........................         4,858           341            --        19,417            72
  Transfers between funds ....................    (1,210,358)   (1,240,286)   (1,649,225)    1,442,677      (260,875)
  Surrenders .................................    (2,842,711)   (7,702,772)   (7,203,733)     (830,932)   (1,580,839)
  Death benefits (note 4) ....................    (1,246,175)     (862,940)     (501,741)           --      (407,345)
  Policy loans (net of repayments) (note 5) ..       788,677     2,807,538     2,682,289       (80,573)      (83,572)
  Deductions for surrender charges
    (note 2d) ................................          (520)       (3,174)       (8,619)         (152)         (655)
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) ........................      (423,865)     (551,486)     (705,516)     (133,134)     (194,010)
                                                 -----------   -----------   -----------   -----------   -----------
      Net equity transactions ................    (4,930,094)   (7,552,779)   (7,386,545)      417,303    (2,527,224)
                                                 -----------   -----------   -----------   -----------   -----------

  Net change in contract owners' equity ......    (1,450,831)   (3,566,561)   (6,872,391)      733,981    (2,180,018)
  Contract owners' equity beginning
    of period ................................    46,320,862    49,887,423    56,759,814     6,948,979     9,128,997
                                                 -----------   -----------   -----------   -----------   -----------
  Contract owners' equity end of period ......   $44,870,031    46,320,862    49,887,423     7,682,960     6,948,979
                                                 ===========   ===========   ===========   ===========   ===========

                                                                                      Morgan Stanley
                                                     Money Market Fund       Real Estate Securities Portfolio
                                                           1996              1998          1997          1996
Investment activity:
  Reinvested dividends .......................             431,934               897        17,299         2,214
  Mortality and expense charges (note 3) .....             (79,740)           (2,207)       (2,054)         (988)
                                                       -----------       -----------   -----------   -----------
    Net investment activity ..................             352,194            (1,310)       15,245         1,226
                                                       -----------       -----------   -----------   -----------

  Proceeds from mutual fund shares sold ......           4,055,759           560,426       175,506        27,824
  Cost of mutual fund shares sold ............          (4,055,759)         (581,855)     (134,709)      (25,151)
                                                       -----------       -----------   -----------   -----------
    Realized gain (loss) on investments ......                  --           (21,429)       40,797         2,673
  Change in unrealized gain (loss)
    on investments ...........................                  --           (56,637)       (3,128)       27,037
                                                       -----------       -----------   -----------   -----------
    Net gain (loss) on investments ...........                  --           (78,066)       37,669        29,710
                                                       -----------       -----------   -----------   -----------
  Reinvested capital gains ...................                  --             8,823        57,175         1,036
                                                       -----------       -----------   -----------   -----------
      Net change in contract owners'
        equity resulting from operations .....             352,194           (70,553)      110,089        31,972
                                                       -----------       -----------   -----------   -----------
Equity transactions:
  Purchase payment received from
    contract owners ..........................                  --                 7            --            --
  Transfers between funds ....................              74,405          (197,173)      383,018       112,062
  Surrenders .................................          (1,104,680)          (24,086)       (6,948)           --
  Death benefits (note 4) ....................            (124,995)               --            --            --
  Policy loans (net of repayments) (note 5) ..             332,326            12,333       (13,885)        3,125
  Deductions for surrender charges
    (note 2d) ................................              (1,315)               (4)           (3)           --
  Redemptions to pay cost of insurance
    charges and administration charges
    (notes 2b and 2c) ........................            (184,266)           (4,515)       (7,645)          (87)
                                                       -----------       -----------   -----------   -----------
      Net equity transactions ................          (1,008,525)         (213,438)      354,537       115,100
                                                       -----------       -----------   -----------   -----------

  Net change in contract owners' equity ......            (656,331)         (283,991)      464,626       147,072
  Contract owners' equity beginning
    of period ................................           9,785,328           661,942       197,316        50,244
                                                       -----------       -----------   -----------   -----------
  Contract owners' equity end of period ......           9,128,997           377,951       661,942       197,316
                                                       ===========       ===========   ===========   ===========


See accompanying notes to financial statements.

                         NATIONWIDE VLI SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers modified single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

     (b) The Contracts

         Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following funds:

         Funds of the Van Kampen American Capital Life Investment Trust
            (Van Kampen American Capital LIT);
            Van Kampen American Capital LIT - Asset Allocation Fund
            Van Kampen American Capital LIT - Domestic Income Fund
            Van Kampen American Capital LIT - Emerging Growth Fund
            Van Kampen American Capital LIT - Enterprise Fund
            Van Kampen American Capital LIT - Global Equity Fund
            Van Kampen American Capital LIT - Government Fund
            Van Kampen American Capital LIT - Money Market Fund
            Van Kampen American Capital LIT - Morgan Stanley Real Estate
              Securities Portfolio (formerly Van Kampen American Capital LIT - Real Estate Securities Fund)

         At December 31, 1998, contract owners have invested in all of the above funds.

         The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

         A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

         Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1998. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1997 and 1996 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

         Contracts issued prior to April 16, 1990:
            Purchase payments totalling less than $25,000 -  $10/month
            Purchase payments totalling $25,000 or more   -  none

         Contracts issued on or after April 16, 1990:
            Purchase payments totalling less than $25,000 -  $90/year ($65/year in New York)
            Purchase payments totalling $25,000 or more   -  $50/year

         For multiple payment contracts the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         The above charges are assessed against each contract by liquidating units.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines to 0% after the ninth year.

         For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, with certain exceptions, declining to 0% after the ninth year.

         The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3)  ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria; for contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations.

     The above charges are assessed through the daily unit value calculation.

     The following table provides mortality, expense and administration charges by contract type for the period ended December 31, 1998:


                                                                  ASSET         DOMESTIC          EMERGING
                                                             ALLOCATION           INCOME            GROWTH       ENTERPRISE
                                                TOTAL              FUND             FUND              FUND             FUND
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......    $     58,812            46,484                8               545            3,926
     Single Premium contracts issued
       on or after April 16, 1990....           9,184             3,414            2,251               103            2,102
     Multiple Payment and Flexible
       Premium contracts.............           1,950               862                -                 -            1,088
     Reduced Fee.....................         559,064            92,112            9,706            11,434          170,738
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................    $    629,010           142,872           11,965            12,082          177,854
                                         ============      ============     ============      ============     ============

                                                                                            MORGAN STANLEY
                                               GLOBAL                              MONEY       REAL ESTATE
                                               EQUITY        GOVERNMENT           MARKET        SECURITIES
                                                 FUND              FUND             FUND         PORTFOLIO
                                         ------------      ------------     ------------      ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......    $          -             7,640              209                 -
     Single Premium contracts issued
       on or after April 16, 1990....              99               313              884                18
     Multiple Payment and Flexible
       Premium contracts.............               -                 -                -                 -
     Reduced Fee.....................           5,897           230,397           36,591             2,189
                                         ------------      ------------     ------------      ------------
         Total.......................    $      5,996           238,350           37,684             2,207
                                         ============      ============     ============      ============

(4)  DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans and policy charges, to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                                        KPMG LLP


Columbus, Ohio
January 29, 1999

                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                 Consolidated Balance Sheets

                     (in millions of dollars, except per share amounts)


                                                                          December 31,
                                                                    -----------------------
                                        Assets                        1998          1997
                                        ------                      ---------     ---------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                       $14,245.1     $13,204.1
    Equity securities                                                   127.2          80.4
  Mortgage loans on real estate, net                                  5,328.4       5,181.6
  Real estate, net                                                      243.6         311.4
  Policy loans                                                          464.3         415.3
  Other long-term investments                                            44.0          25.2
  Short-term investments                                                289.1         358.4
                                                                    ---------     ---------
                                                                     20,741.7      19,576.4
                                                                    ---------     ---------

Cash                                                                      3.4         175.6
Accrued investment income                                               218.7         210.5
Deferred policy acquisition costs                                     2,022.2       1,665.4
Other assets                                                            420.3         438.4
Assets held in separate accounts                                     50,935.8      37,724.4
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

                         Liabilities and Shareholder's Equity
                         ------------------------------------
Future policy benefits and claims                                   $19,767.1     $18,702.8
Other liabilities                                                       866.1         885.6
Liabilities related to separate accounts                             50,935.8      37,724.4
                                                                    ---------     ---------
                                                                     71,569.0      57,312.8
                                                                    ---------     ---------

Commitments and contingencies (notes 7 and 12)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                             3.8           3.8
  Additional paid-in capital                                            914.7         914.7
  Retained earnings                                                   1,579.0       1,312.3
  Accumulated other comprehensive income                                275.6         247.1
                                                                    ---------     ---------
                                                                      2,773.1       2,477.9
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

See accompanying notes to consolidated financial statements.

                                NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                         Consolidated Statements of Income

                                             (in millions of dollars)


                                                                                    Years ended December 31,
                                                                              -----------------------------------
                                                                                 1998         1997        1996
                                                                              --------     --------     ---------
Revenues:
  Policy charges                                                              $  698.9     $  545.2     $  400.9
  Life insurance premiums                                                        200.0        205.4        198.6
  Net investment income                                                        1,481.6      1,409.2      1,357.8
  Realized gains (losses) on investments                                          28.4         11.1         (0.3)
  Other                                                                           66.8         46.5         35.9
                                                                              --------     --------     --------
                                                                               2,475.7      2,217.4      1,992.9
                                                                              --------     --------     --------
Benefits and expenses:
  Interest credited to policyholder account balances                           1,069.0      1,016.6        982.3
  Other benefits and claims                                                      175.8        178.2        178.3
  Policyholder dividends on participating policies                                39.6         40.6         41.0
  Amortization of deferred policy acquisition costs                              214.5        167.2        133.4
  Other operating expenses                                                       419.7        384.9        342.4
                                                                              --------     --------     --------
                                                                               1,918.6      1,787.5      1,677.4
                                                                              --------     --------     --------

    Income from continuing operations before federal income tax expense          557.1        429.9        315.5

Federal income tax expense                                                       190.4        150.2        110.9
                                                                              --------     --------     --------

    Income from continuing operations                                            366.7        279.7        204.6

Income from discontinued operations (less federal income tax expense
  of $4.5 in 1996)                                                                --           --           11.3
                                                                              --------     --------     --------

    Net income                                                                $  366.7     $  279.7     $  215.9
                                                                              ========     ========     ========

See accompanying notes to consolidated financial statements.

                             NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                              Consolidated Statements of Shareholder's Equity

                                Years ended December 31, 1998, 1997 and 1996
                                         (in millions of dollars)


                                                                                  Accumulated
                                                         Additional                  other         Total
                                              Common      paid-in      Retained  comprehensive  shareholder's
                                              stock       capital      earnings      income        equity
                                              -----       -------      --------      ------        ------
December 31, 1995                             $  3.8     $ 657.2      $1,583.2      $ 384.3      $2,628.5

Comprehensive income:
    Net income                                  --          --           215.9         --           215.9
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                  --          --            --         (170.9)       (170.9)
                                                                                                 --------
  Total comprehensive income                                                                         45.0
                                                                                                 --------
Dividends to shareholder                        --        (129.3)       (366.5)       (39.8)       (535.6)
                                              ------     -------      --------      -------      --------
December 31, 1996                                3.8       527.9       1,432.6        173.6       2,137.9

Comprehensive income:
    Net income                                  --          --           279.7         --           279.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           73.5          73.5
                                                                                                 --------
  Total comprehensive income                                                                        353.2
                                                                                                 --------
Capital contribution                            --         836.8          --           --           836.8
Dividend to shareholder                         --        (450.0)       (400.0)        --          (850.0)
                                              ------     -------      --------      -------      --------
December 31, 1997                                3.8       914.7       1,312.3        247.1       2,477.9

Comprehensive income:
    Net income                                  --          --           366.7         --           366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           28.5          28.5
                                                                                                 --------
  Total comprehensive income                                                                        395.2
                                                                                                 --------
Dividend to shareholder                         --          --          (100.0)        --          (100.0)
                                              ------     -------      --------      -------      --------
December 31, 1998                             $  3.8     $ 914.7      $1,579.0      $ 275.6      $2,773.1
                                              ======     =======      ========      =======      ========


See accompanying notes to consolidated financial statements.


                                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                           Consolidated Statements of Cash Flows

                                                  (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                   ---------------------------------------
                                                                                     1998           1997            1996
                                                                                   ---------      ---------      ---------
Cash flows from operating activities:
  Net income                                                                       $   366.7      $   279.7      $   215.9
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                             1,069.0        1,016.6          982.3
      Capitalization of deferred policy acquisition costs                             (584.2)        (487.9)        (422.6)
      Amortization of deferred policy acquisition costs                                214.5          167.2          133.4
      Amortization and depreciation                                                     (8.5)          (2.0)           7.0
      Realized gains on invested assets, net                                           (28.4)         (11.1)          (0.3)
      (Increase) decrease in accrued investment income                                  (8.2)          (0.3)           2.8
      (Increase) decrease in other assets                                               16.4          (12.7)         (38.9)
      Decrease in policy liabilities                                                    (8.3)         (23.1)        (151.0)
      (Decrease) increase in other liabilities                                         (34.8)         230.6          191.4
      Other, net                                                                       (11.3)         (10.9)         (61.7)
                                                                                   ---------      ---------      ---------
        Net cash provided by operating activities                                      982.9        1,146.1          858.3
                                                                                   ---------      ---------      ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            1,557.0          993.4        1,162.8
  Proceeds from sale of securities available-for-sale                                  610.5          574.5          299.6
  Proceeds from repayments of mortgage loans on real estate                            678.2          437.3          309.0
  Proceeds from sale of real estate                                                    103.8           34.8           18.5
  Proceeds from repayments of policy loans and sale of other invested assets            23.6           22.7           22.8
  Cost of securities available-for-sale acquired                                    (3,182.8)      (2,828.1)      (1,573.6)
  Cost of mortgage loans on real estate acquired                                      (829.1)        (752.2)        (972.8)
  Cost of real estate acquired                                                          (0.8)         (24.9)          (7.9)
  Policy loans issued and other invested assets acquired                               (88.4)         (62.5)         (57.7)
  Short-term investments, net                                                           69.3         (354.8)          28.0
                                                                                   ---------      ---------      ---------
        Net cash used in investing activities                                       (1,058.7)      (1,959.8)        (771.3)
                                                                                   ---------      ---------      ---------

Cash flows from financing activities:
  Proceeds from capital contributions                                                   --            836.8           --
  Cash dividends paid                                                                 (100.0)          --            (50.0)
  Increase in investment product and universal life insurance
    product account balances                                                         2,682.1        2,488.5        1,781.8
  Decrease in investment product and universal life insurance
    product account balances                                                        (2,678.5)      (2,379.8)      (1,784.5)
                                                                                   ---------      ---------      ---------
        Net cash (used in) provided by financing activities                            (96.4)         945.5          (52.7)
                                                                                   ---------      ---------      ---------
Net (decrease) increase in cash                                                       (172.2)         131.8           34.3

Cash, beginning of year                                                                175.6           43.8            9.5
                                                                                   ---------      ---------      ---------
Cash, end of year                                                                  $     3.4      $   175.6      $    43.8
                                                                                   =========      =========      =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996



(1)      Organization and Description of Business
         ----------------------------------------

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11, 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 10 and 14. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products, including variable annuities, fixed annuities and life insurance.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Operations that are classified and reported as discontinued operations are not consolidated but rather are reported as "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1998 or 1997.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (c)  Revenues and Benefits
              ---------------------

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

         (e)  Separate Accounts
              -----------------

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $743.9 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 6.0%, 6.1% and 6.3% for the years ended December 31, 1998, 1997 and 1996, respectively.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (g)  Participating Business
              ----------------------

              Participating business represents approximately 40% in 1998 (50% in 1997 and 52% in 1996) of the Company's life insurance in force, 74% in 1998 (77% in 1997 and 78% in 1996) of the number of life insurance policies in force, and 14% in 1998 (27% in 1997 and 40% in 1996) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  Federal Income Tax
              ------------------

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 10 and 14.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(j)           Recently Issued Accounting Pronouncements
              -----------------------------------------

              On January 1, 1998 the Company adopted SFAS No. 131 - Disclosures about Segments of an Enterprise and Related Information (SFAS
              131). SFAS 131 supersedes SFAS No. 14 - Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for public business enterprises to report information about operating segments in annual financial statements and selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of SFAS 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The segment information required for annual financial statements is included in note 13.

              On January 1, 1998, the Company adopted SFAS No. 132 - Employers' Disclosures about Pensions and Other Postretirement Benefits (SFAS
              132). SFAS 132 revises employers' disclosures about pension and other postretirement benefit plans. The Statement does not change the measurement or recognition of benefit plans in the financial statements. The revised disclosures required by SFAS 132 are included in note 8.

              In June 1998, the FASB issued SFAS No. 133 - Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Statement is effective for fiscal years beginning after June 15, 1999. It may be implemented earlier provided adoption occurs as of the beginning of any fiscal quarter after issuance. The Company plans to adopt this Statement in first quarter 2000 and is currently evaluating the impact on results of operations and financial condition.

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position 98-1 - Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance intended to standardize accounting practices for costs incurred to develop or obtain computer software for internal use. Specifically, SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not expect the adoption of SOP 98-1, which occurred on January 1, 1999, to have a material impact on the Company's financial statements.


         (k)  Reclassification
              ----------------

              Certain items in the 1997 and 1996 consolidated financial statements have been reclassified to conform to the 1998 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(3)      Investments
         -----------

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1998 and 1997 were:

                                                                                     Gross         Gross
                                                                     Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                  cost           gains        losses       fair value
             ------------------------                                  ----           -----        ------       ----------
             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   255.9       $ 13.0        $   --        $   268.9
                 Obligations of states and political subdivisions          1.6           --            --              1.6
                 Debt securities issued by foreign governments           106.5          4.5            --            111.0
                 Corporate securities                                  9,899.6        423.2         (18.7)        10,304.1
                 Mortgage-backed securities                            3,457.7        104.2          (2.4)         3,559.5
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  13,721.3        544.9         (21.1)        14,245.1
               Equity securities                                         110.4         18.3          (1.5)           127.2
                                                                     ---------       ------        ------        ---------
                                                                     $13,831.7       $563.2        $(22.6)       $14,372.3
                                                                     =========       ======        ======        =========

             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   305.1       $  8.6        $   --        $   313.7
                 Obligations of states and political subdivisions          1.6           --           --               1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                     ---------       ------        ------        ---------
                                                                     $12,800.7       $498.3        $(14.5)       $13,284.5
                                                                     =========       ======        ======        =========

         As of December 31, 1998 the Company had entered into S&P 500 futures contracts with a notional amount of $20.0 million to reduce the risk of changes in the fair market value of certain investments classified as equity securities. These contracts had an unrealized loss of $1.3 million as of December 31, 1998 which is included in the recorded amount of the equity securities and in accumulated other comprehensive income, net of tax, similar to other unrealized gains and losses on securities available-for-sale.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1998, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
             (in millions of dollars)                                                 cost          fair value
                                                                                      ----          ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                              $ 2,019.9        $ 2,048.0
               Due after one year through five years                                  8,169.1          8,470.6
               Due after five years through ten years                                 2,795.0          2,927.7
               Due after ten years                                                      737.3            798.8
                                                                                    ---------        ---------
                                                                                    $13,721.3        $14,245.1
                                                                                    =========        =========

         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Gross unrealized gains                                                 $ 540.6       $ 483.8
             Adjustment to deferred policy acquisition costs                         (116.6)       (103.7)
             Deferred federal income tax                                             (148.4)       (133.0)
                                                                                    -------       -------
                                                                                    $ 275.6       $ 247.1
                                                                                    =======       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

             (in millions of dollars)                                         1998          1997          1996
                                                                              ----          ----          ----
             Securities available-for-sale:
               Fixed maturity securities                                      $52.6        $137.5       $(289.2)
               Equity securities                                                4.2          (2.7)          8.9
                                                                              -----        ------       -------
                                                                              $56.8        $134.8       $(280.3)
                                                                              =====        ======       =======

         Proceeds from the sale of securities available-for-sale during 1998, 1997 and 1996 were $610.5 million, $574.5 million and $299.6 million, respectively. During 1998, gross gains of $9.0 million ($9.9 million and $6.6 million in 1997 and 1996, respectively) and gross losses of $7.6 million ($18.0 million and $6.9 million in 1997 and 1996, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1998 was $3.7 million. No valuation allowance has been recorded for these loans as of December 31, 1998. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million which includes $3.9 million of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million and $16.0 million of impaired mortgage loans on real estate for which there was no valuation allowance. During 1998, the average recorded investment in impaired mortgage loans on real estate was approximately $9.1 million ($31.8 million in 1997) and interest income recognized on those loans was $0.3 million ($1.0 million in 1997), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Allowance, beginning of year                                            $42.5         $51.0
               Reductions credited to operations                                      (0.1)         (1.2)
               Direct write-downs charged against the allowance                         --          (7.3)
                                                                                     -----         -----
             Allowance, end of year                                                  $42.4         $42.5
                                                                                     =====         =====

         Real estate is presented at cost less accumulated depreciation of $21.5 million as of December 31, 1998 ($45.1 million as of December 31, 1997) and valuation allowances of $5.4 million as of December 31, 1998 ($11.1 million as of December 31, 1997).

         Investments that were non-income producing for the twelve month period preceding December 31, 1998 amounted to $42.4 million ($19.4 million for 1997) and consisted of $32.7 million ($3.0 million in 1997) in securities available-for-sale and $9.7 million ($16.4 million in 1997) in real estate.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1998            1997           1996
                                                                           ----            ----           ----
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  982.5        $  911.6       $  917.1
                 Equity securities                                             0.8             0.8            1.3
               Mortgage loans on real estate                                 458.9           457.7          432.8
               Real estate                                                    40.4            42.9           44.3
               Short-term investments                                         17.8            22.7            4.2
               Other                                                          30.7            21.0            4.0
                                                                          --------        --------       --------
                   Total investment income                                 1,531.1         1,456.7        1,403.7
             Less investment expenses                                         49.5            47.5           45.9
                                                                          --------        --------       --------
                   Net investment income                                  $1,481.6        $1,409.2       $1,357.8
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                        1998            1997           1996
                                                                             ----            ----           ----
             Securities available-for-sale:
               Fixed maturity securities                                    $(0.7)          $ 3.6          $(3.5)
               Equity securities                                              2.1             2.7            3.2
             Mortgage loans on real estate                                    3.9             1.6           (4.1)
             Real estate and other                                           23.1             3.2            4.1
                                                                            -----           -----          -----
                                                                            $28.4           $11.1          $(0.3)
                                                                            =====           =====          =====

         Fixed maturity securities with an amortized cost of $6.5 million and $6.2 million as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(4)      Federal Income Tax
         ------------------

         The Company's current federal income tax liability was $72.8 million and $60.1 million as of December 31, 1998 and 1997, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows:

             (in millions of dollars)                                        1998            1997
                                                                             ----            ----
             Deferred tax assets:
               Future policy benefits                                       $207.7          $200.1
               Liabilities in Separate Accounts                              319.9           242.0
               Mortgage loans on real estate and real estate                  17.5            19.0
               Other assets and other liabilities                             58.9            59.2
                                                                            ------          ------
                 Total gross deferred tax assets                             604.0           520.3
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                            ------          ------
                 Net deferred tax assets                                     597.0           513.3
                                                                            ------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             568.7           480.5
               Fixed maturity securities                                     212.2           193.3
               Deferred tax on realized investment gains                      34.8            40.1
               Equity securities and other long-term investments               9.6             7.5
               Other                                                          21.6            22.2
                                                                            ------          ------
                 Total gross deferred tax liabilities                        846.9           743.6
                                                                            ------          ------
                 Net deferred tax liability                                 $249.9          $230.3
                                                                            ======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1998, 1997 and 1996.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1998            1997            1996
                                                                      ----            ----            ----
           Currently payable                                         $186.1          $121.7          $116.5
           Deferred tax expense (benefit)                               4.3            28.5            (5.6)
                                                                     ------          ------          ------
                                                                     $190.4          $150.2          $110.9
                                                                     ======          ======          ======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Total federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                            1998                     1997                     1996
                                                       -----------------        ----------------        -----------------
         (in millions of dollars)                      Amount        %          Amount        %          Amount        %
                                                       ------        -          ------        -          ------        -

         Computed (expected) tax expense               $195.0      35.0         $150.5      35.0         $110.4      35.0
         Tax exempt interest and dividends
           received deduction                            (4.9)     (0.9)           -         0.0           (0.2)     (0.1)
         Other, net                                       0.3       0.1           (0.3)     (0.1)           0.7       0.3
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $190.4      34.2         $150.2      34.9         $110.9      35.2
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $173.4 million, $91.8 million and $115.8 million during the years ended December 31, 1998, 1997 and 1996, respectively.

(5)      Comprehensive Income
         --------------------

         Pursuant to SFAS No. 130 - Reporting Comprehensive Income, which the Company adopted January 1, 1998, the Consolidated Statements of Shareholder's Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholders' equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

             (in millions of dollars)                                        1998           1997           1996
                                                                             ----           ----           ----
             Unrealized gains (losses) on securities
                available-for-sale arising during the period:
                Gross                                                       $ 58.2        $141.1         $(272.4)
                Adjustment to deferred policy acquisition costs              (12.9)        (21.8)           57.0
                Related federal income tax (expense) benefit                 (15.9)        (41.7)           44.0
                                                                            ------        ------          ------
                   Net                                                        29.4          77.6          (171.4)
                                                                            ------        ------          ------

             Reclassification adjustment for net (gains) losses
                on securities available-for-sale realized
                during the period:
                Gross                                                         (1.4)         (6.3)             0.7
                Related federal income tax expense (benefit)                   0.5           2.2             (0.2)
                                                                            ------        ------          -------
                   Net                                                        (0.9)         (4.1)             0.5
                                                                            ------        ------          -------
             Total Other Comprehensive Income                               $ 28.5        $ 73.5          $(170.9)
                                                                            ======        ======          =======

(6)      Fair Value of Financial Instruments
         -----------------------------------

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for equity securities exclude the fair value of futures contracts designated as hedges of equity securities.

              Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



              Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 7.

              Futures contracts: The fair value for futures contracts is based on quoted market prices.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                         1998                              1997
                                                               -------------------------        --------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                               ---------      ----------        ---------       ----------
               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $14,245.1      $14,245.1         $13,204.1       $13,204.1
                     Equity securities                              128.5          128.5              80.4            80.4
                   Mortgage loans on real estate, net             5,328.4        5,527.6           5,181.6         5,509.7
                   Policy loans                                     464.3          464.3             415.3           415.3
                   Short-term investments                           289.1          289.1             358.4           358.4
                 Cash                                                 3.4            3.4             175.6           175.6
                 Assets held in separate accounts                50,935.8       50,935.8          37,724.4        37,724.4

               Liabilities:
                 Investment contracts                            15,468.7       15,158.6          14,708.2        14,322.1
                 Policy reserves on life insurance contracts      3,914.0        3,768.9           3,345.4         3,182.4
                 Liabilities related to separate accounts        50,935.8       49,926.5          37,724.4        36,747.0
                 Futures contracts                                    1.3            1.3                --              --

(7)      Risk Disclosures
         ----------------

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $156.0 million extending into 1999 were outstanding as of December 31, 1998. The Company also had $40.0 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1998.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (20% in 1997) in any geographic area and no more than 2% (2% in 1997) with any one borrower as of December 31, 1998. As of December 31, 1998, 42% (46% in 1997) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         Reinsurance: The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $187.9 million and $220.2 million as of December 31, 1998 and 1997, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

(8)      Pension Plan and Postretirement Benefits Other Than Pensions
         ------------------------------------------------------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

         Pension costs charged to operations by the Company during the years ended December 31, 1998, 1997 and 1996 were $2.0 million, $7.5 million and $7.4 million, respectively. The Company has recorded a prepaid pension asset of $5.0 million as of December 31, 1998 and no prepaid or accrued pension asset or expense as of December 31, 1997.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1998 and 1997 was $40.1 million and $36.5 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1998, 1997 and 1996 was $4.1 million, $3.0 million and $3.3 million, respectively.

         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1998 and 1997 follows:

                                                                             Pension Benefits      Postretirement Benefits
                                                                           ---------------------   -----------------------
              (in millions of dollars)                                       1998         1997         1998       1997
              ---------------------------------------------------------    --------     --------     --------   -------
              Change in benefit obligation:
              Benefit obligation at beginning of year                      $2,033.8     $1,847.8      $237.9    $ 200.7
              Service cost                                                     87.6         77.3         9.8        7.0
              Interest cost                                                   123.4        118.6        15.4       14.0
              Actuarial loss                                                  123.2         60.0        15.6       24.4
              Plan curtailment in 1998/merger in 1997                        (107.2)         1.5         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.6)      (8.2)
                                                                           --------     --------     -------    -------
              Benefit obligation at end of year                             2,185.0      2,033.8       270.1      237.9
                                                                           --------     --------     -------    -------

              Change in plan assets:
              Fair value of plan assets at beginning of year                2,212.9      1,947.9        69.2       63.0
              Actual return on plan assets                                    300.7        328.1         5.0        3.6
              Employer contribution                                           104.1          7.2        12.1       10.6
              Plan merger                                                       -            1.1         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.4)      (8.0)
                                                                           --------     --------     -------    -------
              Fair value of plan assets at end of year                      2,541.9      2,212.9        77.9       69.2
                                                                           --------     --------     -------    -------

              Funded status                                                   356.9        179.1      (192.2)    (168.7)
              Unrecognized prior service cost                                  31.5         34.7         -          -
              Unrecognized net (gains) losses                                (345.7)      (330.7)       16.0        1.6
              Unrecognized net (asset) obligation at transition               (11.0)        33.3         1.3        1.5
                                                                           --------     --------     -------    -------
              Prepaid (accrued) benefit cost                               $   31.7     $  (83.6)    $(174.9)   $(165.6)
                                                                           ========     ========     =======    =======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                             Pension Benefits          Postretirement Benefits
                                                                          --------------------         -----------------------
                                                                            1998         1997            1998           1997
                                                                          --------      ------         --------       --------
              Weighted average discount rate                               5.50%         6.00%           6.65%         6.70%
              Rate of increase in future compensation levels               3.75%         4.25%             --            --
              Assumed health care cost trend rate:
                    Initial rate                                             --            --           15.00%        12.13%
                    Ultimate rate                                            --            --            8.00%         6.12%
                    Uniform declining period                                 --            --           15 Years      12 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1998, 1997 and 1996 follows:

              (in millions of dollars)                                                   1998         1997         1996
              --------------------------------------------------------------------------------        ----         ----
              Service cost (benefits earned during the period)                         $  87.6      $  77.3      $  75.5
              Interest cost on projected benefit obligation                              123.4        118.6        105.5
              Expected return on plan assets                                            (159.0)      (139.0)      (116.1)
              Recognized gains                                                            (3.8)         -            -
              Amortization of prior service cost                                           3.2          3.2          3.2
              Amortization of unrecognized transition obligation                           4.2          4.2          4.1
                                                                                       -------      -------      -------
                                                                                       $  55.6      $  64.3      $  72.2
                                                                                       =======      =======      =======

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with the Nationwide Insurance Enterprise and employees of WSC ended participation in the plan. A curtailment gain of $67.1 million resulted (consisting of a $107.2 million reduction in the projected benefit obligation, net of the write-off of the $40.1 million remaining unamortized transition obligation related to WSC). The Company anticipates that the plan will settle the obligation related to WSC employees with a transfer of assets during 1999.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                                       1998          1997          1996
                                                                                       ----          ----          ----
             Weighted average discount rate                                            6.00%         6.50%         6.00%
             Rate of increase in future compensation levels                            4.25%         4.75%         4.25%
             Expected long-term rate of return on plan assets                          7.25%         7.25%         6.75%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1998, 1997 and 1996 was as follows:

             (in millions of dollars)                                                    1998          1997          1996
                                                                                         ----          ----          ----
             Service cost (benefits attributed to employee service during the year)      $ 9.8         $ 7.0         $ 6.5
             Interest cost on accumulated postretirement benefit obligation               15.4          14.0          13.7
             Actual return on plan assets                                                 (5.0)         (3.6)         (4.3)
             Amortization of unrecognized transition obligation of affiliates              0.2           0.2           0.2
             Net amortization and deferral                                                 1.2          (0.5)          1.8
                                                                                         -----         -----         -----
                                                                                         $21.6         $17.1         $17.9
                                                                                         =====         =====         =====

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 1998, 1997 and 1996 were as follows:

                                                                                      1998           1997         1996
                                                                                      -----          -----        ----
             NPPBC:
               Discount rate                                                          6.70%         7.25%         6.65%
               Long term rate of return on plan
                   assets, net of tax                                                 5.83%         5.89%         4.80%
               Assumed health care cost trend rate:
                   Initial rate                                                      12.00%        11.00%        11.00%
                   Ultimate rate                                                      6.00%         6.00%         6.00%
                   Uniform declining period                                         12 Years      12 Years      12 Years

         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1998 and have no impact on the NPPBC for the year ended December 31, 1998.

(9)      Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings
         ----------------------------------------------------------------------
         and Dividend Restrictions
         -------------------------

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 1998, 1997 and 1996 was $1.32 billion, $1.13 billion and $1.00 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1998, 1997 and 1996 was $171.0 million, $111.7 million and $73.2 million, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1998, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $71.0 million.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(10)     Transactions With Affiliates
         ----------------------------

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1998, 1997 and 1996, the Company made lease payments to NMIC and its subsidiaries of $8.0 million, $8.4 million and $9.1 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $95.0 million, $85.8 million and $101.6 million in 1998, 1997 and 1996, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $31.9 million and $20.5 million as of December 31, 1998 and 1997, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1998 and 1997 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1998, 1997 and 1996 were:

                                                       1998                       1997                          1996
                                            ------------------------------------------------------------------------------------
         (in millions of dollars)               NMIC          ELICW        NMIC         ELICW            NMIC         ELICW
         -----------------------------------------------------------------------------------------------------------------------

         Premiums                               $90.1        $106.3       $ 91.4        $199.8          $ 97.3        $224.2
         Net investment income and other
            revenue                             $11.1        $  9.4       $ 10.7        $ 13.4          $ 10.9        $ 14.8
         Benefits, claims and expenses          $98.8        $160.5       $100.7        $225.9          $100.5        $246.6

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $248.4 million and $211.0 million as of December 31, 1998 and 1997, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1998 were $60.0 million, $66.1 million and $76.9 million, respectively.

(11)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement. As of December 31, 1998 the Company had no amounts outstanding under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(12)     Contingencies
         -------------

         On October 29, 1998, the Company and certain of its affiliates were named in a lawsuit filed in the Common Pleas Court of Franklin County, Ohio related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of the Company's customers and seeks unspecified compensatory and punitive damages. The Company is currently evaluating this lawsuit, which is in an early stage and has not been certified as a class. The Company intends to defend this lawsuit vigorously.

(13)     Segment Information
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment advisor subsidiary (other than the portion allocated to the Variable Annuities and Life Insurance segments), revenues and expenses related to group annuity contracts sold to Nationwide Insurance Enterprise employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1998, 1997 and 1996.

                                       Variable      Fixed       Life     Corporate
(in millions of dollars)               Annuities   Annuities   Insurance  and Other    Total
------------------------------------  ---------    ---------   ---------  ---------    -----
1998:
Net investment income (1)             $   (31.3)   $ 1,116.6   $  231.6   $  164.7   $ 1,481.6
Other operating revenue                   560.8         35.7      319.6       49.6       965.7
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            529.5      1,152.3      551.2      214.3     2,447.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        828.6      115.4      125.0     1,069.0
Amortization of deferred policy
   acquisition costs                      123.9         44.2       46.4         --       214.5
Other benefits and expenses               187.2        104.2      294.6       49.1       635.1
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         311.1        977.0      456.4      174.1     1,918.6
                                      ---------    ---------   --------   --------   ---------
Operating income (loss) before
   federal income tax                     218.4        175.3       94.8       40.2       528.7
Realized gains on investments                --           --         --       28.4        28.4
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   218.4    $   175.3   $   94.8   $   68.6   $   557.1
                                      =========    =========   ========   ========   =========

Assets as of year end                 $47,668.7    $15,215.7   $5,187.6   $6,270.1   $74,342.1
                                      =========    =========   ========   ========   =========


1997:
Net investment income (1)             $   (26.9)   $ 1,098.2   $  189.1   $  148.8   $ 1,409.2
Other operating revenue                   430.9         43.2      284.0       39.0       797.1
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            404.0      1,141.4      473.1      187.8     2,206.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        823.4       78.5      114.7     1,016.6
Amortization of deferred policy
   acquisition costs                       87.8         39.8       39.6         --       167.2
Other benefits and expenses               165.3        108.7      284.1       45.6       603.7
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         253.1        971.9      402.2      160.3     1,787.5
                                      ---------    ---------   --------   --------   ---------
Operating income before federal
    income tax                            150.9        169.5       70.9       27.5       418.8
Realized gains on investments                --           --         --       11.1        11.1
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   150.9    $   169.5   $   70.9   $   38.6   $   429.9
                                      =========    =========   ========   ========   =========

Assets as of year end                 $35,278.7    $14,436.3   $3,901.4   $6,174.3   $59,790.7
                                      =========    =========   ========   ========   =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




                                                 Variable         Fixed            Life         Corporate
         (in millions of dollars)               Annuities       Annuities       Insurance       and Other        Total
         ------------------------------------   ----------      ----------      ---------       ---------     ---------
         1996:
         Net investment income (1)              $    (21.5)     $  1,050.6      $   174.0       $   154.7      $ 1,357.8
         Other operating revenue                     306.1            42.0          261.6            25.7          635.4
                                                ----------      ----------      ---------       ---------      ---------
            Total operating revenue (2)              284.6         1,092.6          435.6           180.4        1,993.2
                                                ----------      ----------      ---------       ---------      ---------
         Interest credited to policyholder
            account balances                            --           805.0           70.2           107.1          982.3
         Amortization of deferred policy
            acquisition costs                         57.4            38.6           37.4              --          133.4
         Benefits and expenses                       136.9           113.6          260.8            50.4          561.7
                                                ----------      ----------      ---------       ---------      ---------
            Total expenses                           194.3           957.2          368.4           157.5        1,677.4
                                                ----------      ----------      ---------       ---------      ---------
         Operating income before federal
             income tax                               90.3           135.4           67.2            22.9          315.8
         Realized losses on investments                 --              --             --            (0.3)          (0.3)
                                                ----------      ----------      ---------       ---------      ---------
         Consolidated income from
            continuing operations before
            federal tax expense                 $     90.3      $    135.4       $   67.2        $   22.6      $   315.5
                                                ==========      ==========       ========        ========      =========

         Assets as of year end                  $ 25,069.7      $ 13,994.7       $3,353.3        $5,348.5      $47,766.2
                                                ==========      ==========       ========        ========      =========

         -----------
         (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.

         (2)  Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.


 (14)    Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 10 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Revenues                                                               $   --         $   --       $  668.9
             Net income                                                             $   --         $   --       $   11.3

         A summary of the assets and liabilities of discontinued operations as of December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Assets, consisting primarily of investments                            $221.5         $247.3       $3,288.5
             Liabilities, consisting primarily of policy benefits and claims        $221.5         $247.3       $2,802.8

                           PART II - OTHER INFORMATION

CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to Form S-6 Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 103 pages.


Representations and Undertakings.

Independent Auditors' Consent.

Signatures.

The following exhibits required by Forms N-8B-2 and S-6:



1.     Power of Attorney dated April 1, 1999                  Attached hereto.


2.     Resolution  of  the  Depositor's  Board  of  Directors Included with the  Registration  Statement on Form N-8B-2 for
       authorizing  the   establishment  of  the  Registrant, the Nationwide VLI Separate Account (File No. 811-4399),  and
       adopted                                                hereby incorporated herein by reference.

3.     Distribution Contracts                                 Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

4.     Form of Security                                       Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

5.     Articles of Incorporation of Depositor                 Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

6.     Application form of Security                           Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

7.     Opinion of Counsel                                     Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(I)(13)(i)(A) under the 1940 Act with respect to the policies described in the prospectus. The policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the 1940 Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the Mortality and Expense Risk Charge ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the SEC on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the SEC on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          Independent Auditors' Consent


The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account:



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                        KPMG LLP


Columbus, Ohio

April 29, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 29th day of April, 1999.


                                           NATIONWIDE VLI SEPARATE ACCOUNT
                                           -------------------------------
                                                        (Registrant)
(Seal)                                     NATIONWIDE LIFE INSURANCE COMPANY
                                           ----------------------------------
Attest:                                                  (Sponsor)



GLENN W. SODEN                              By:      JOSEPH P. RATH
------------------------                       ---------------------------------
Glenn W. Soden                                       Joseph P. Rath
Assistant Secretary                         Vice President-Office of Product and
                                               Market Compliance


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 29th day of April, 1999.


                SIGNATURE                                       TITLE

IS J. ALPHIN                                                    Director
-------------------------------
Lewis J. Alphin

A. I. BELL                                                        Director
-------------------------------
A. I. Bell

KENNETH D. DAVIS                                                  Director
-------------------------------
Kenneth D. Davis

KEITH W. ECKEL                                                     Director
-------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                   Director
-------------------------------
Willard J. Engel

FRED C. FINNEY                                                     Director
-------------------------------
Fred C. Finney

JOSEPH J. GASPER                                                   President/Chief
-------------------------------                            Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                    Chairman and Chief Executive Officer-
-------------------------------
Dimon R. McFerson                                                and Director

DAVID O. MILLER                                       Chairman of the Board and Director
-------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                               Director
-------------------------------
Yvonne L. Montgomery                                               Director

ROBERT A. OAKLEY                                           Executive Vice President-
-------------------------------
Robert A. Oakley                                            Chief Financial Officer

RALPH M. PAIGE                                                      Director
-------------------------------
Ralph M. Paige

JAMES F. PATTERSON                                                 Director                      By  /s/JOSEPH P. RATH
-------------------------------                                                                 -------------------------------
James F. Patterson                                                                                 Joseph P. Rath
                                                                                                  Attorney-in-Fact
ARDEN L. SHISLER                                                  Director
-------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
-------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
-------------------------------
Nancy C. Thomas

